WEISS, PECK & GREER
                                  MUTUAL FUNDS
                               Semi-Annual Report
                                 June 30, 2001
                                  (Unaudited)
                                 WPG TUDOR FUND
                           WPG LARGE CAP GROWTH FUND
                          WPG QUANTITATIVE EQUITY FUND
                     WEISS, PECK & GREER INTERNATIONAL FUND
                               WPG CORE BOND FUND
                      WPG INTERMEDIATE MUNICIPAL BOND FUND
                        WPG GOVERNMENT MONEY MARKET FUND
                         WPG TAX FREE MONEY MARKET FUND

                               ONE NEW YORK PLAZA
                            NEW YORK, NEW YORK 10004
                                  800 223-3332

WEISS, PECK & GREER MUTUAL FUNDS

TABLE OF CONTENTS

Chairman's Letter ........................................................    1
Major Portfolio Changes - Equity Funds ...................................    3
Average Annual Total Returns .............................................    4
Ten Largest Holdings .....................................................    6
Schedules of Investments:
    WPG Tudor Fund .......................................................    8
    WPG Large Cap Growth Fund ............................................   10
    WPG Quantitative Equity Fund .........................................   11
    Weiss, Peck & Greer International Fund ...............................   13
    WPG Core Bond Fund ...................................................   16
    WPG Intermediate Municipal Bond Fund .................................   18
    WPG Government Money Market Fund .....................................   21
    WPG Tax Free Money Market Fund .......................................   21
Statements of Assets and Liabilities .....................................   30
Statements of Operations .................................................   32
Statements of Changes in Net Assets ......................................   34
Notes to Financial Statements ............................................   36
Financial Highlights .....................................................   41



INTERNATIONAL
OBJECTIVE:  Long-term growth of capital.

TUDOR
OBJECTIVE:  Capital appreciation.

LARGE CAP GROWTH
OBJECTIVE:  Long-term growth of capital.

QUANTITATIVE EQUITY
OBJECTIVE:  Seeks to provide investment results that exceed the S & P 500.

CORE BOND
OBJECTIVE:  Current income.

+ INTERMEDIATE MUNICIPAL BOND

  Objective: High current income consistent with relative stability of principal.
     Exempt from Federal Income Tax.

+* TAX FREE MONEY MARKET
   Objective: Maximize current income with preservation of capital and liquidity.
     Exempt from Federal Income Tax.

* GOVERNMENT MONEY MARKET
  Objective: Maximize current income with preservation of capital and liquidity.

* Although these Funds are money market funds and attempt to maintain a stable $1.00 net asset value per share, investments in these Funds are neither insured nor guaranteed by the FDIC or U.S. Government. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these Funds.

+ A portion of income may be subject to some state and/or local taxes and, for certain investors, it may be subject to the federal alternative minimum tax.

DEAR SHAREHOLDERS:

DOMESTIC EQUITY
---------------

     It is becoming more and more likely that the major U.S. stock indices bottomed on April 4, 2001. At that time, the S&P 500 Index and the technology laden Nasdaq Index were down 15% and 32% from their closing price on December 31, 2000. From this apparent April bottom, a strong rally ensued into late May which enabled the stock market to regain some performance after dismal first quarter results.

     The S&P 500 returned 5.9% for the second quarter 2001, while Nasdaq returned 17.5% after a very poor first quarter for both. The S&P 500 was down 11.9% and Nasdaq was down over 25% for the quarter ending March 31, 2001.

     Large-cap growth portfolios, and technology in particular, dramatically underperformed during the recent six-month period. The environment for growth investors has been and continues to be very hostile. Investment portfolios structured with small-cap, mid-cap, and value issues generally outperformed during this same period. Year to date, the consumer cyclical and basic industry sectors of the S&P 500 were the top performing groups, while health care and technology dramatically underperformed.

     Looking ahead, we continue to believe that foundations are being laid for better economic and financial market performance. Toward the end of June, there was a package of news suggesting that the U.S. economy is bottoming: consumer confidence rose (all measures of consumer confidence have stabilized); cumulatively, the Federal Reserve has eased the Fed Funds rate 275 basis points, and liquidity has accelerated to a solid double-digit pace; unemployment claims fell, and the Chicago Purchasing Manager's Index rose. However, to be sure, there was some weak news with analysts again cutting their earnings estimates for S&P 500 companies, and questions arising surrounding the recovery of capital spending later this year.

     These crosscurrents lead us to believe that the Fed has not finished cutting short-term rates. We expect that the Fed's target will reach 3.5% before the current easing cycle is finished. However, as in June, we expect that the size of future rate cuts will be scaled back now that fiscal stimulus through tax cuts has been enacted, but we do not expect the Fed to be in a rush to start reversing gears. Short rates, in fact, could be anchored around 3.5% until spring, 2002.

     Meanwhile, it would appear that stock prices are fairly reflecting the uncertain outlook, which is why the market is locked in a trading range. Monetary conditions continue to improve, but earnings expectations are still declining. Whether the latter will soon bottom remains to be seen, but we expect the third quarter to be the nadir for economic performance and earnings for most industries. Therefore, on balance, we believe that the equity markets are positioned to respond favorably between now and year-end, and a positive long-term backdrop of low inflation and interest rates should continue to favor unit growth industries such as technology, health care and finance.

FIXED INCOME
------------

     During the first half of 2001, U.S. economic growth slowed to such an extent that forecasters began debating about whether or not the economy entered into a recession. Sluggish retail sales, negative employment growth, and repeated earnings warnings plagued investors in both the equity and fixed income markets. In response to the weak equity markets and sluggish economic environment, led by weak capital spending, the Fed Open Market Committee lowered the Federal Funds rate by 275 basis points in six separate moves, two of which were inter-meeting moves.

     The yield curve continued its steepening trend that has been in place for the last year. For the first half of the year, two-year yields benefited from the easing by the Federal Reserve as yields dropped by 69 basis points. Elsewhere on the curve, yields rose 7, 40 and 34 basis points for 5, 10, and 30-year maturities. At quarter end, the yield curve (i.e., spread between 2 and 30 year maturities) ended at a steep 152 basis points.

     In general, spread products outperformed Treasuries during the first half of the year (with the exception of the High Yield sector). The agency debenture market slightly lagged other spread products but outperformed Treasuries. The mortgage pass-through market, also outperformed Treasuries due to the large drop in interest rate volatility, as well as an increase in mortgage rates, both of which reduced prepayment risk. The commercial mortgage market produced strong relative performance to other spread products primarily due to the limited supply in the new issuance market. The performance of the asset-backed securities market continues to track swap spreads. Corporate bonds performed very strongly versus Treasuries during the six months of 2001, tightening approximately 50 basis points. The markets' concerns over weak economic conditions, pressure on earnings, and record supply were more than offset by the extremely strong demand for investment grade corporate securities. Year-to-date, investment grade corporate issuance has totaled approximately $350 billion with an additional $55 billion of high yield issuance. The best performing sectors included: automotive, paper/forest products, packaging, and telecommunications, while the weakest sectors included: utilities and technology.


INTERNATIONAL MARKETS
---------------------

     The first half of 2001 saw great volatility across sectors and regions. Both defensive and cyclical industries performed well. Among the top performing sectors were materials, energy and consumer discretionary.

     Worst performing sectors were telecommunication services and the technology sector. Europe and Japan began to show clear signs of a slowdown, illustrated by a series of profit warnings across all sectors and declining equity markets. Australia, still considered a safe haven in the Pacific region, was one of the best performing markets in the first half of 2001. During the first half of the year, the Euro depreciated by 9.6% against the US dollar, while the Japanese Yen depreciated by 8.3% against the US dollar over the same period.

     While the slowdown may be decelerating in the US, it seems to be accelerating in Europe and Japan. Confidence indicators in both regions are falling rapidly, and manufacturing indices point to an absolute decline. Within Europe, Germany, where the unemployment rate has been rising for the past six months, remains the poorest performer, but the French economy is now weakening as well. It is interesting to note that the European tax cuts, which were expected to provide a cushion to the US-led downturn, have failed to boost domestic spending. Japan is most likely in recession already. The recent Tankan report suggests that the economic outlook will worsen further in the next few months. Whether the new Koizumi government can come up with a credible plan to turn the Japanese economy around remains very much a question mark.

     As these events unfold, we will continue to seek investments that will enable Weiss, Peck & Greer shareholders to achieve their long-term investment goals.

                                        Sincerely,


                                        /s/ Roger J. Weiss
                                        Roger J. Weiss
                                        Chairman of the Board
                                        July 25, 2001

WEISS, PECK & GREER MUTUAL FUNDS

MAJOR PORTFOLIO CHANGES - EQUITY FUNDS - SIX MONTHS ENDING JUNE 30, 2001 - (UNAUDITED)

TUDOR FUND                      LARGE CAP GROWTH FUND
----------                      ---------------------

ADDITIONS                       ADDITIONS
---------                       ---------

Alkermes Inc.                   Analog Devices, Inc.
Caremark Rx Inc.                Check Point Software Technologies
CEC Entertainment Inc.          First Data Corp.
Cheesecake Factory              Home Depot, Inc.
Cirrus Logic Corp.              I2 Technologies, Inc.
Enzon Inc.                      KLA-Tencor Corp.
Key Energy Group, Inc.          Mirant Corporation
Onesource Inc.                  Siebel Systems Inc.
XTO Energy Inc.                 Watson Pharmaceuticals
Zoran Corp.                     Wellpoint Health Network


DELETIONS                       DELETIONS
---------                       ---------
Anaren Microwave Inc.           Applied Micro Circuits Corp.
Cytyc Corp.                     Burlington Resources Inc.
Galileo Technology Ltd. .       Charles Schwab Corp.
Inktomi Corp.                   Corning Inc.
Luminent, Inc.                  JDS Uniphase Corp.
Plexus Corp.                    Nortel Networks, Corp.
QLT Phototherapeutics Inc.      Pharmacia Corp.
Specialty Laboratories          Specialty Laboratories
TIBCO Software Inc.             Suntrust Banks Inc.
Triad Hospitals Inc.            Tellabs, Inc.


QUANTITATIVE EQUITY FUND        INTERNATIONAL FUND
------------------------        ------------------
ADDITIONS                       ADDITIONS
---------                       ---------
Alcoa Inc.                      Acom Co., Ltd.
BankAmerica Corp.               Air Liquide
Beckman Coulter Inc.            Banco Comercial Portugues SA
ITT Industries, Inc.            Bank of Ireland
Marshall & Ilsley Corp.         Espirit Holdings Ltd.
Newell Rubbermaid               Fortis
Reebok International, Ltd.      Fosters Brewing Group Ltd.
Sempra Energy                   Peugeot
The Goldman Sachs Group, Inc.   Santos Ltd.
TXU Corp.                       Schering AG

DELETIONS                       DELETIONS
---------                       ---------
Anheuser-Busch Companies Inc.   Banca Fideuram SPA
Cooper Industries Inc.          Bank of Tokyo - Mitsubishi Ltd.
Comerica Inc.                   China Mobile
Darden Restaurants Inc.         CLP Holdings Ltd.
Dentsply International Inc.     Groupe Danone
Eli Lilly & Co.                 Hennes & Mauritz AB B
Entergy Corp.                   Portugal Telecom
Lucent Technologies Inc.        Sonera OYJ
Sprint Corp.                    Woolworths Limited
Xilinx Inc.                     Yamanouchi Pharmaceutical Co.

WEISS, PECK & GREER MUTUAL FUNDS

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED JUNE 30, 2001 - (UNAUDITED)


TUDOR
--------------------------------------------------------------------------------
                               Six        One        Five       Ten
                               Months     Year       Years      Years
                               ------     ----       -----      -----
TUDOR                         -10.43%    -20.14%     3.92%      10.37%

Russell 2000 Growth Index      -5.35%    -23.25%     4.79%      10.24%

The Tudor Fund continued to encounter a dismal market for equity investing in 2001's first half. The U.S. and global economies continued to slow during the past six months as corporate spending cuts flowed through the market. Consumer spending has begun to slow as the dearth of corporate spending and layoffs have hurt consumer confidence. The fund has redoubled its efforts to uncover companies that have the ability to grow during this slowdown. Our focus on healthcare, consumer staples and financials have helped give the fund ballast against the roiling markets in technology and capital goods.



LARGE CAP GROWTH
--------------------------------------------------------------------------------
                                Six         One       Five        Ten
                                Months      Year      Years       Years
                                ------      ----      -----       -----
LARGE CAP GROWTH                -14.35%    -19.13%    13.13%      14.13%

S & P 500 Stock Index            -6.70%    -14.83%    14.47%      15.10%
Lipper Large-Cap Core Index      -7.80%    -16.17%    12.95%      13.71%

For the first six months of 2001 investors have favored more cyclical or value types of companies. As a result, this period has been quite difficult for portfolios invested in large-cap growth stocks. After outperforming in 2000, when we trimmed positions in technology, this sector was increased to a market weighting in the spring of 2001 given the significant decline many of these stocks had experienced. So far, this decision has proven premature, but we believe the companies chosen have outstanding prospects going forward in an improving economy. Emphasis has been placed on semiconductor capital equipment and enterprise software firms, while de-emphasizing telecom. As with the tech sector, financial and healthcare stocks have also not performed well relative to cyclical and value stocks so far this year, but the fundamental outlook for these companies remains robust, and we expect their share prices to reflect this in the second half of the year.



QUANTITATIVE EQUITY
--------------------------------------------------------------------------------
                                Six       One        Five      From
                                Months    Year       Years     1/1/93+
                                ------    ----       -----     -------
QUANTITATIVE EQUITY            -3.63%    -10.34%    11.88%    13.44%

S & P 500 Stock Index          -6.70%    -14.83%    14.47%    15.19%

During the first half of 2001, investors continued their focus on companies with real near term earnings selling at reasonable valuations. The technology bubble continued to deflate driven by lower earnings expectations and prices based on more reasonable multiples of those earnings.
Over this period, the Quantitative Equity model continued to perform well and the fund outperformed the S&P500 by 3.07%. Good model performance was driven by both our Valuation and Earnings Momentum factors. It is our expectation that the market will continue to reward rising earnings coupled with good relative valuations. We believe our disciplined and consistent approach to stock selection and portfolio construction will keep the Quantitative Equity fund well positioned to continue to add value into the second half of the year and beyond.


INTERNATIONAL
--------------------------------------------------------------------------------
                                           Six       One       Five     Ten
                                           Months    Year      Years    Years
                                           ------    ----      -----    -----
INTERNATIONAL                             -19.95%   -31.46%   -1.21%   3.38%

EAFE (Europe,Australia,Far East) Index    -14.40%   -23.32%   3.19%    6.70%

The Fund's negative performance during the first half of 2001 was due mainly to unfavorable stock selection. Industry allocation contributed positively in the first half of the year, but stock selection within sectors was negative. Especially the information technology and telecommunication services sectors saw bad performance, as they were further haunted by negative earnings revisions and deteriorating balance sheets. Country allocation yielded a negative result, and currency allocation was relatively favorable. The Fund's growth oriented security selection continued to be unrewarded, as value style prevailed over growth during the first half of 2001.

WEISS, PECK & GREER MUTUAL FUNDS

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED JUNE 30, 2001 - (UNAUDITED)



CORE BOND
--------------------------------------------------------------------------------
                                       Six       One      Five      Ten
                                      Months     Year     Years     Years
                                      ------     ----     -----     -----
CORE BOND                             4.32%     11.99%    7.02%     6.49%
Lehman Aggregate Index                3.62%     11.23%    7.48%     7.87%
Morningstar Intermediate-Term Bond    3.75%     9.99%     6.48%     7.47%

Despite six Federal Reserve rate cuts which lowered the Fed Funds rate by 275 basis points, yields on securities with maturities 10 years or longer rose. As a result of these cuts, the short-end of the yield curve rallied dramatically while the back-end of the curve sold off, causing a huge curve steepening. In non-treasury sectors, corporate bonds have had a particularly strong year, tightening by approximately 50 basis points. Outperformance in the fund was largely attributable to an overweight in this sector. Positioning in the commercial mortgaged backed securities sector also added to returns as did yield curve positioning. These positives were partially offset by our positioning and weightings in the agency and mortgage backed securities sectors.

INTERMEDIATE MUNICIPAL BOND
--------------------------------------------------------------------------------
                                    Six       One       Five      From
                                    Months    Year      Years    7/1/93+
                                    ------    ----      -----    -------
INTERMEDIATE MUNICIPAL BOND         2.76%     8.34%     5.66%     5.16%

Lehman Brothers 3-10 Year
      Municipal Bond Index          3.37%     8.84%     5.96%     5.59%
Lipper Intermediate Muni Funds      2.83%     8.48%     5.44%     4.96%

The Municipal market posted mixed results for the first six months of 2001. Bonds with maturities of less than seven years posted strong results as short term rates were pushed lower by the Federal Reserve Board. Longer bonds, while posting positive returns, actually experienced rising rates and slightly lower prices. The Fund had a total return of 2.76%, slightly less than the average Fund and its unmanaged benchmark. The underperformance was attributable to being slightly underweight in the better performing, short maturity bonds.




+  Inception date of Fund.

   Performance represents historical data. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Each Fund's results and the indices (except as noted below) assume the reinvestment of all capital gain distributions and income dividends. Each Fund's past performance is not indicative of future performance and should be considered in light of each Fund's investment policy and objectives, the characteristics and quality of its portfolio securities, and the periods selected. The S&P 500 Stock Index is a broad based measurement of changes in stock market conditions based on the average performance of 500 widely held common stocks. The Russell 2000 Growth Index is a measurement of changes in stock market conditions based on the average performance of small U.S. growth oriented securities with a median market capitalization of approximately $790 million. Lipper Analytical Services ("Lipper") and Morningstar compare mutual funds according to overall performance, investment objectives, investment policies, assets, expense levels, periods of existence and other factors. The Lehman Brothers Aggregate Index is a market weighted blend of all investment grade corporate issues, all mortgage securities and all government issues. The Lehman Brothers 3-10 year Muni Bond Index is a broad based index which contains all securities in the Lehman Municipal Bond Index with maturities from 3-10 years. The Morgan Stanley Capital International Europe, Australia, Far East ("EAFE") is an index of more than 800 companies in Europe, Australia and the Far East. Indices are unmanaged group of securities.

WEISS, PECK & GREER MUTUAL FUNDS
TEN LARGEST HOLDINGS AT JUNE 30, 2001 * - (UNAUDITED)



                                    MARKET
                                    VALUE      PERCENT
TUDOR FUND                         (000'S)     OF FUND
-------------------------------------------------------
Career Education Corp.              $2,264       2.9%
Harrah's Inc.                        2,263       2.9%
Commerce Bancorp, Inc.               2,007       2.5%
Intermagnetics General Corp.         1,959       2.5%
Affiliated Managers Group            1,710       2.2%
Del Webb Corp.                       1,610       2.0%
OM Group Inc.                        1,519       1.9%
Tier Technologies, Inc.              1,470       1.8%
Washington Federal Inc.              1,425       1.8%
Waddell & Reed Financial Cl A        1,373       1.7%
                                   $17,600      22.2%



                                  MARKET
                                  VALUE    PERCENT
 LARGE CAP GROWTH FUND           (000'S)   OF FUND
--------------------------------------------------
 General Electric Co.            $3,900     4.4%
 Pfizer Inc.                      3,605     4.1%
 American International Group     3,440     3.9%
 Citigroup Inc.                   3,188     3.6%
 Federal National Mortgage
    Association                   2,980     3.4%
 Colgate-Palmolive Co.            2,949     3.3%
 Bank of New York Inc.            2,880     3.3%
 Apache Corp.                     2,538     2.9%
 Philip Morris Companies Inc.     2,538     2.9%
 Eli Lilly & Co.                  2,383     2.7%
                                $30,401    34.5%


                                  MARKET
                                  VALUE      PERCENT
QUANTITATIVE EQUITY FUND         (000'S)     OF FUND
----------------------------------------------------
Exxon Mobil Corp.                   $716     3.0%
Microsoft Corp.                      697     2.9%
General Electric Co.                 697     2.9%
Pfizer Inc.                          649     2.7%
International Business Machines Inc. 610     2.5%
Johnson & Johnson Co.                595     2.5%
AOL Time Warner Inc.                 587     2.5%
Citigroup Inc.                       581     2.4%
Tyco International Ltd.              534     2.2%
Verizon Communications               508     2.1%
                                  $6,174    25.7%



                                  MARKET
                                  VALUE      PERCENT
INTERNATIONAL FUND               (000'S)     OF FUND
---------------------------------------------------
Vodafone Group                       $96     2.5%
BP PLC                                80     2.1%
Glaxosmithkline PLC                   74     2.0%
Sumitomo Mitsui Banking Corp.         74     2.0%
ING Groep N.V.                        72     1.9%
Shell Transport & Trading             70     1.8%
Novartis AG                           67     1.8%
Nestle SA                             66     1.7%
Total Fina SA-B                       61     1.6%
Nokia OYJ                             55     1.4%
                                     $715    18.8%

WEISS, PECK & GREER MUTUAL FUNDS
TEN LARGEST HOLDINGS AT JUNE 30, 2001 * - (UNAUDITED) - CONTINUED


                                                                               MARKET
                                                                               VALUE      PERCENT
CORE BOND FUND                                                                 (000'S)    OF FUND
--------------------------------------------------------------------------------------------------
Federal National Mortgage Association 6.000% Due 7/1/16 - 7/1/31**             $15,195      12.2%
U.S. Treasury Note 5.250% Due 8/15/03                                           12,135       9.7%
Federal National Mortgage Association Discount Note Due 7/18/01                 11,801       9.5%
Federal National Mortgage Association 6.625% Due 10/15/07 - 11/15/30             9,533       7.6%
U.S. Treasury Note 5.875% Due 11/15/04                                           8,625       6.9%
Federal National Mortgage Association 6.500% Due 7/1/16 - 7/1/31**               6,758       5.4%
Government National Mortgage Association 6.500% Due 2/15/24 - 10/15/24**         5,652       4.5%
U.S. Treasury Note 6.375% Due 6/30/02                                            4,100       3.3%
U.S. Treasury Note 4.625% Due 5/15/06                                            4,053       3.2%
Federal National Mortgage Association 7.500% Due 7/1/31                          3,244       2.6%
                                                                               -------      ----
                                                                               $81,096      64.9%
                                                                               =======      ====



INTERMEDIATE MUNICIPAL BOND FUND
----------------------------------------------------------------------------------------------------
Chicago Illinois O'Hare International Airport Revenue Refunding
       - 2nd Lien Series C (MBIA Insured) 5.750% Due 1/1/09                     $1,090      5.9%
Rhode Island Housing & Mortgage Finance Corporation Multifamily
         Housing Revenue Series A (AMBAC Insured) 5.700% Due 7/1/07              1,059      5.7%
Franklin Township Indiana School Building Corporation Marion County
         Refunding First Mortgage (FGIC Insured) 5.250% Due 1/5/11                 827      4.5%
Lancaster County Nebraska Public School District #1 5.000% Due 7/15/11             809      4.4%
Charlotte North Carolina Water & Sewer System Revenue 5.500% Due 6/1/12            789      4.3%
Louisiana State Office Facilities Corporate Lease Revenue Capital
         Complex Program (AMBAC Insured) 5.000% Due 5/1/12                         776      4.2%
Oklahoma County Oklahoma Home Finance Authority Single Family
         Refunding Subordinated Mortgage Revenue Series B 4.056% Due 7/1/12        767      4.2%
New Orleans Louisiana Public Improvement General Obligation
         (FSA Insured) 7.200% Due 11/1/08                                          750      4.1%
Edgewood Texas Independent School District Public Facilities
         Corporate Lease Revenue 4.700% Due 8/15/05                                575       3.1%
Sacramento County Sanitation District Financing Authority
          Revenue Series A 5.200% Due 12/1/11                                      539       2.9%
                                                                                ------      ----
                                                                                $7,981      43.3%
                                                                                ======      ====

* The composition of the largest securities in each portfolio is subject to change.
** Mortgage pass-through securities.


WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT JUNE 30, 2001 - (UNAUDITED)




NUMBER OF                                                                VALUE
SHARES                         SECURITY                                 (000'S)
------                         --------                                 -------

                           TUDOR
              COMMON STOCKS (91.8%)
              CAPITAL GOODS
              AEROSPACE/DEFENSE (1.1%)
38,300        *Titan Corp. .............................                    $877
                                                                        --------
               BIOTECHNOLOGY (1.8%)
48,300        *Applied Molecular Evolution Inc. ........                     603
13,900        #*Enzon Inc. .............................                     869
                                                                        --------
                                                                           1,472
                                                                        --------

               COMMUNICATIONS (2.0%)
53,900        *Clarent Corp. ...........................                     495
12,800        *Emmis Broadcasting Series A .............                     394
29,200        *SBA Corp. ...............................                     723
                                                                        --------
                                                                           1,612
                                                                        --------

               COMPUTER SOFTWARE & Services (4.7%)
70,500        *Casino Data Systems .....................                     650
39,600        *Cognos Inc. .............................                     666
60,461        *Intermagnetics General Corp. ............                   1,959
49,000        *Onesource Inc. ..........................                     412
                                                                        --------
                                                                           3,687
                                                                        --------

               COMPUTER SYSTEMS (1.9%)
153,900       *Tier Technologies, Inc. .................                   1,470
                                                                        --------

               ELECTRONICS (0.6%)
47,200        *APW Ltd. ................................                     479
                                                                        --------

               INTERNET CONTENT (0.3%)
60,800        #*BreezeCom Ltd. .........................                     268
                                                                        --------

               PHARMACEUTICALS (6.7%)
40,300        *Adolor Corp. ............................                     870
29,900        *Caremark Rx Inc. ........................                     492
34,600        *Cor Therapeutics ........................                   1,055
62,800        *Corvas International Inc. ...............                     740
41,700        *Inhale Therapeutic Systems Inc. .........                     959
40,100        *Inkine Pharmaceutical Co, Inc. ..........                     196
29,400        *Regeneron Pharmaceutical ................                   1,019
                                                                        --------
                                                                           5,331
                                                                        --------

               PUBLISHING (0.8%)
14,600         Public Scholastic Corp. ........................              657
                                                                        --------

               SEMICONDUCTORS (6.9%)
67,300        *ADE Corp. ...............................                   1,279
 9,516        *Applied Micro Circuits Corp. ............                     164
76,400        *Atmel Corp. .............................                   1,031
18,600        *Caliper Technologies Corp. ..............                     392
46,400        *Cirrus Logic Corp. ......................                   1,068
18,000        *Cymer Inc. ..............................                     455
35,400        *Zoran Corp. .............................                  $1,052
                                                                        --------
                                                                           5,441
                                                                          ------
                                                                          21,294
                                                                          ------
               CONSUMER
               Airlines (0.6%)
44,300        *America West Holdings Corp. Cl B ........                     442
                                                                        --------

               ENTERTAINMENT (6.7%)
25,600        *Activision, Inc. ........................                   1,005
64,100        *Harrah's Entertainment Inc. .............                   2,263
42,500        *Take Two Interactive Software ...........                     788
20,700        *THQ Inc. ................................                   1,234
                                                                        --------
                                                                           5,290
                                                                        --------

               FOOD (5.7%)
17,400        *American Italian Pasta Co. Cl A .........                     807
29,600        *California Pizza Kitchen Inc. ...........                     688
13,900        *CEC Entertainment Inc. ..................                     686
34,950        *Cheesecake Factory ......................                     989
20,000        Performance Group ........................                     605
26,400        *Whole Foods Market Inc. .................                     715
                                                                        --------
                                                                           4,490
                                                                        --------

               FOOTWEAR (0.5%)
14,000        *Skechers USA Inc - Cl A .................                     409
                                                                        --------

               HEALTH CARE SERVICES (7.9%)
20,600        *Alkermes Inc. ...........................                     723
89,400        *Aradigm Corp. ...........................                     626
62,700        *Exact Science Corp. .....................                     863
157,300       *Immune Response Corp. ...................                     747
15,600        *Neurocrine Biosciences Inc. .............                     624
              138,900 #*Physiometrix Inc. ..............                     417
47,300        #*The Medicines Co. ......................                     969
47,400        *Zoll Medical Corp. ......................                   1,301
                                                                        --------
                                                                           6,270
                                                                        --------

               HOSPITAL MANAGEMENT (1.6%)
40,700        *Lincare Holdings Inc. ...................                  1,221
                                                                        --------

              MEDIA - COMMUNICATION (2.0%)
18,300        *Millicom International Cellular .........                     459
29,300        Penton Media Inc. ........................                     513
89,800        *Somera Inc. .............................                     643
                                                                        --------
                                                                           1,615
                                                                        --------

              MEDICAL (4.3%)
 7,500        *AmeriSource Health Corp. ................                     415
11,200        *Aviron ..................................                     638
95,400        *Conjuchem Inc. ..........................                     395
10,500        *Kos Pharmaceuticals, Inc. ...............                     415


                       See notes to financial statements

PAGE 8



WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT JUNE 30, 2001 - (UNAUDITED)


NUMBER OF                                                                VALUE
SHARES                         SECURITY                                 (000'S)
------                         --------                                 -------

                               TUDOR (continued)

 6,400        *Laboratory Corporation of America .......                    $492
 9,100        *Lifepoint Hospitals Inc. ................                     403
44,900        *Oratec Interventions Inc. ...............                     416
20,700        *Third Wave Technologies .................                     214
                                                                        --------
                                                                           3,388
                                                                        --------

               MISCELLANEOUS MANUFACTURING
               INDUSTRIES (0.8%)
28,200        *Plantronics Inc. ........................                     653
                                                                        --------

               RETAIL (1.4%)
10,600        *Abercrombie & Fitch Co. .................                     472
22,500        *Linens `N Things, Inc. ..................                     615
                                                                        --------
                                                                           1,087

                                                                        --------
               TELECOMMUNICATIONS (1.8%)
20,600        *Leap Wireless International, Inc. .......                     624
18,800        *Western Wireless Corp. Cl A .............                     808
                                                                        --------
                                                                           1,432
                                                                        --------
                                                                          26,297
                                                                        --------

               ENERGY
               OIL & Gas Exploration (5.0%)
224,300       *Abraxas Petroleum Corp. .................                     709
56,300        *Core Laboratories .......................                   1,056
38,200        *Pioneer Natural Resources Co. ...........                     651
21,800        *Universal Compression Holdings ..........                     619
66,750        XTO Energy Inc. ..........................                     958
                                                                        --------
                                                                           3,993
                                                                        --------

               OIL FIELD SERVICES (0.6%)
41,600        *Key Energy Group, Inc. ..................                     451
                                                                        --------
                                                                           4,444
                                                                        --------


               INTERMEDIATE GOODS & Services
               BASIC INDUSTRIES (1.9%)
27,000         OM Group Inc. ............................                  1,519
                                                                        --------

               BUSINESS SERVICES (0.5%)
17,700        *Hiedrick & Struggles International, Inc.                      359
                                                                        --------

               CONSULTING SERVICES (0.6%)
33,800        *I-Many, Inc. ............................                     456
                                                                        --------

               DATA SERVICES (3.3%)
 8,600         Fair, Isaac & Co., Inc. .................                     532
78,400         *Legato Systems, Inc. ...................                   1,250
25,000         National Data Corp. .....................                     810
                                                                        --------
                                                                           2,592
                                                                        --------


               TRANSPORTATION (1.2%)
79,300        *OMI Corp. ...............................                    $445
13,100         Teekay Shipping Marshall Island .........                     524
                                                                        --------
                                                                             969
                                                                        --------
                                                                           5,895
                                                                        --------
               INTEREST SENSITIVE
               BANKS (5.3%)
28,635         Commerce Bancorp Inc. ...................                   2,007
30,200         Hudson City Bancorp .....................                     770
58,096         Washington Federal Inc. .................                   1,425
                                                                        --------
                                                                           4,202
                                                                        --------

               BUILDING (0.5%)
10,100        *Toll Brothers, Inc. .....................                     397
                                                                        --------

               HOMEBUILDING (2.0%)
41,600        *Del Webb Corp. ..........................                   1,610
                                                                        --------

               INSURANCE (1.1%)
41,400        *American Physicians Cap Inc. ............                     807
 2,400        *Odyssey Re Holdings Corp. ...............                      43
                                                                        --------
                                                                             850
                                                                        --------

              OTHER (5.9%)
              105,455 +*AB Watley ......................                     672
27,800        *Affiliated Managers Group ...............                   1,710
31,180        BRE Properties Inc. Cl A .................                     945
43,233        Waddell & Reed Financial Cl A ............                   1,373
                                                                        --------
                                                                           4,700
                                                                        --------

               SCHOOLS (3.8%)
24,600        *Bright Horizons Family Solutions ........                     772
37,800        *Career Education Corp. ..................                   2,264
                                                                        --------
                                                                           3,036
                                                                        --------
                                                                          14,795
                                                                        --------

               TOTAL COMMON STOCK
                (Cost $66,378) ..........................                 72,725
                                                                        --------

Principal
Amount
(000's)
----
               REPURCHASE AGREEMENT (18.6%)
               (Cost $14,744)
$14,744        SBC Warburg 3.910% Due 7/2/01
                with maturity of $19,548
                (collateralized by $15,034
                United States Treasury Bond
                8.000% Due 11/15/21)                                      14,744
                                                                        --------


                       See notes to financial statements.

                                                                        Page 9






WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT JUNE 30, 2001 - (UNAUDITED)


                                                                   VALUE
                                                                  (000's)
                                                                  -------

                                TUDOR (continued)

        Total Investments (110.4%)
        (Cost $81,122) ......................................... $87,469

        Liabilities in Excess of
          Other Assets (-10.4%) ................................. (8,222)
                                                                  ------

        Total Net Assets (100%) .................................$79,247
                                                                 =======

*   Non-income producing security.
+ SEC Rule 144A Security. Such security has limited markets and is traded among qualified institutional buyers.
#   Security out on loan. (See note 3)






NUMBER OF                                                               VALUE
SHARES                        SECURITY                                 (000'S)
------                        --------                                 -------

                                LARGE CAP GROWTH

               COMMON STOCKS (98.6%)
               CAPITAL GOODS
               BROADCASTING/ADVERTISING (6.6%)
37,500        *AOL Time Warner, Inc. ...................                  $1,987
100,000       *AT&T Corp. Liberty Media Cl A ...........                   1,749
40,000        *Viacom Inc. Cl B ........................                   2,070
                                                                        --------
                                                                           5,806
                                                                        --------

               COMPUTER SOFTWARE & Services (8.7%)
61,000        *Cisco Systems Inc. ......................                   1,110
40,000        *EMC Corp. ...............................                   1,162
60,000        *I2 Technologies, Inc. ...................                   1,188
100,000       *Oracle Corp. ............................                   1,900
40,000        *Siebel Systems Inc. .....................                   1,876
30,000        *Sun Microsystems Inc. ...................                     472
                                                                        --------
                                                                           7,708
                                                                        --------

               INTERNET SOFTWARE (2.4%)
42,500        *Check Point Software Technologies .......                   2,149
                                                                        --------

               OTHER CAPITAL GOODS (4.4%)
80,000        General Electric Co. .....................                   3,900
                                                                        --------

               SEMICONDUCTORS (7.4%)
55,000        *Analog Devices, Inc. .........................              2,379
25,000        *Applied Materials, Inc. ......................              1,227
30,000        *KLA-Tencor Corp. .............................              1,754
20,000        *Novellus System, Inc. ........................              1,136
                                                                        --------
                                                                           6,496
                                                                        --------

               TECHNOLOGY (2.0%)
56,200         Texas Instruments, Inc. .......................             1,770
                                                                        --------
                                                                          27,829
                                                                        --------

               CONSUMER
               BUILDING PRODUCTS (1.3%)
25,000         Home Depot, Inc. .............................             $1,164
                                                                        --------

               DATA SERVICES (1.1%)
15,000         First Data Corp. .............................                964
                                                                        --------

               HEALTH CARE (14.5%)
35,000         American Home Products Corp. .................              2,045
48,000         Baxter International Inc. ....................              2,352
32,200         Eli Lilly & Co. ..............................              2,383
90,000         Pfizer Inc. ..................................              3,605
25,000        *Wellpoint Health Network .....................              2,356
                                                                        --------
                                                                          12,741
                                                                        --------

               MEDICAL-GENERIC DRUGS (2.1%)
30,000        *Watson Pharmaceuticals .......................              1,849
                                                                        --------

               NONDURABLES (2.4%)
42,000         Johnson & Johnson ............................              2,100
                                                                        --------

               OTHER (12.9%)
70,000         Carnival Corp. ...............................              2,149
50,000         Colgate-Palmolive Co. ........................              2,949
50,000        *Costco Wholesale Corp. .......................              2,054
50,000         Philip Morris Companies Inc. .................              2,538
50,000         Walgreen Co. .................................              1,708
                                                                        --------
                                                                          11,398
                                                                        --------
                                                                          30,216
                                                                        --------

               NATURAL RESOURCES
               ENERGY & Related (6.8%)
50,000         Apache Corp. .................................              2,538
50,000         Baker Hughes Inc. ............................              1,675
50,000         Halliburton Co. ..............................              1,780
                                                                        --------
                                                                           5,993
                                                                        --------

               REAL ESTATE INVESTMENT TRUST
               COMMERCIAL & Industrial (2.3%)
80,000         Duke Weeks Realty Investors Inc. .............              1,988
                                                                        --------

               INTEREST SENSITIVE
               BANKS (5.4%)
60,000         Bank of New York Inc. ........................              2,880
40,000         Mellon Financial Corp. .......................              1,840
                                                                        --------
                                                                           4,720
                                                                        --------

               INSURANCE (5.2%)
40,000         American International Group Inc. ............              3,440
15,000         Everest Re Group Ltd. ........................              1,122
                                                                        --------
                                                                           4,562
                                                                        --------


See notes to financial statements

Page 10





WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT JUNE 30, 2001 - (UNAUDITED)

NUMBER OF                                                               VALUE
SHARES                        SECURITY                                 (000'S)
------                        --------                                 -------

                          LARGE CAP GROWTH (continued)

               OTHER (11.3%)
42,500         American Express Co. ..........................            $1,649
60,340         Citigroup Inc. ................................             3,188
35,000         Federal National Mortgage Association .........             2,980
30,000         Federal Home Loan Mortgage Corp. ..............             2,100
                                                                        --------
                                                                           9,917
                                                                        --------

               UTILITY (1.8%)
45,000         *Mirant Corporation ...........................             1,548
                                                                        --------
                                                                          20,747
                                                                        --------

               TOTAL COMMON STOCK
               (Cost $68,720) ................................            86,773
                                                                        --------

PRINCIPAL
AMOUNT
------
(000's)
               EURODOLLAR DEPOSIT (1.5%)
              (Cost $1,305)
$1,305         Societe Generale 3.900% Due 7/2/01 ............             1,305
                                                                        --------

              TOTAL INVESTMENTS (100.1%)
              (Cost $70,025) .................................            88,078
                                                                        --------

              LIABILITIES IN EXCESS OF
                   OTHER ASSETS (-0.1%) ......................               (71)
                                                                        --------

              TOTAL NET ASSETS (100.0%) ......................           $88,007
                                                                         =======


             *Non-income producing security.




NUMBER OF                                                               VALUE
SHARES                        SECURITY                                 (000'S)
------                        --------                                 -------

                              QUANTITATIVE EQUITY

               COMMON STOCK (100.0%)
               APPAREL & Accessory Stores (0.7%)
 5,000         *Reebok International, Ltd. ...................             $ 160
                                                                        --------
               BANKING/FINANCIAL (6.7%)
 7,050         BankAmerica Corp. .............................               423
 7,100         Charter One Financial, Inc. ...................               227
 4,100         Dime Bancorp Inc. .............................               153
 2,400         Marshall & Ilsley Corp. .......................               129
11,800         Southtrust Corp. ..............................               307
 2,400         Suntrust Banks Inc. ...........................               155
 9,600         US Bancorp ....................................               219
                                                                        --------
                                                                           1,613
                                                                        --------

               BASIC INDUSTRIES (0.7%)
 3,900         Alcoa Inc. ....................................               154
                                                                        --------

               CASINO/GAMBLING (0.5%)
 4,200         *MGM Mirage ...................................               126
                                                                        --------

               COMMERCIAL SERVICES (0.9%)
10,900         *Cendant Corp. ................................               213
                                                                        --------

               CONSUMER CYCLICALS (9.5%)
11,075         * AOL Time Warner Inc. ........................               587
 4,800         Ford Motor Co. ................................               118
 7,150         *Jack in the Box Inc. .........................               187
 4,500         Lowe's Companies Inc. .........................               327
 7,250         Sears Roebuck & Co. ...........................               307
12,750         Visteon Corp. .................................               234
 7,200         Wal-Mart Stores Inc. ..........................               351
 6,000         Walt Disney Co. ...............................               173
                                                                        --------
                                                                           2,284
                                                                        --------

               CONSUMER NON-CYCLICALS (4.7%)
 2,000         Cardinal Health Inc. ..........................               138
 2,200         Coors (Adolph) Co. Cl B .......................               110
 2,750         PepsiCo, Inc. .................................               122
 6,800         Philip Morris Companies Inc. ..................               345
 1,900         Procter & Gamble Co. ..........................               121
 1,600         Quaker Oats ...................................               146
 5,100         Viad Corp. ....................................               135
                                                                        --------
                                                                           1,117
                                                                        --------

               CONSUMER PRODUCTS (1.1%)
 6,800         Fortune Brands Inc. ...........................               261
                                                                        --------

               CONSUMER SERVICES (1.3%)
 5,150         Corning Inc. ..................................                86
 4,200         *Viacom Inc. ..................................               217
                                                                        --------
                                                                             303
                                                                        --------


                       See notes to financial statements

                                                                        Page 11


WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT JUNE 30, 2001 - (UNAUDITED)


NUMBER OF                                                               VALUE
SHARES                        SECURITY                                 (000'S)
------                        --------                                 -------
                         QUANTITATIVE EQUITY (continued)

               ELECTRIC SERVICES (1.6%)
 6,200         FirstEnergy Corp. .............................             $ 199
 4,000         TXU Corp. .....................................               193
                                                                        --------
                                                                             392
                                                                        --------

               ELECTRONICS (1.2%)
 3,550         *Applied Materials Inc. .......................               174
 4,400         Perkin-Elmer Inc. .............................               121
                                                                        --------
                                                                             295
                                                                        --------

               ELECTRONICS-SEMICONDUCTOR (0.3%)
 2,600         Texas Instruments, Inc. .......................                82
                                                                        --------

               ENERGY (7.2%)
 4,300         Ashland Oil, Inc. .............................               172
 8,200         Exxon Mobil Corp. .............................               716
 5,200         Occidental Petroleum Corp. ....................               138
 3,550         PPL Corp. .....................................               195
 7,500         Sempra Energy .................................               205
10,550         USX-Marathon Group ............................               311
                                                                        --------
                                                                           1,737
                                                                        --------

               FINANCE (8.7%)
 4,500         AMBAC Financial Group Inc. ....................               262
 1,850         American International Group Inc. .............               159
11,000         Citigroup Inc. ................................               581
 3,150         Federal National Mortgage Association .........               268
 4,750         Household International Inc. ..................               317
 4,000         Merrill Lynch & Co., Inc. .....................               237
 1,600         The Goldman Sachs Group, Inc. .................               137
 3,250         Washington Mutual, Inc. .......................               122
                                                                        --------
                                                                           2,083
                                                                        --------

               FOOD (0.9%)
 3,600         Hershey Foods Corp. ...........................               222
                                                                        --------

               FOOD STORES (0.9%)
 7,100         Albertson's Inc. ..............................               213
                                                                        --------

               HEALTH CARE (9.9%)
 4,400         Baxter International, Inc. ....................               216
 2,800         Bristol Myers Squibb Co. ......................               146
 3,800         *Genzyme Corp. ................................               232
11,900         Johnson & Johnson Co. .........................               595
 6,550         Merck & Co. Inc. ..............................               419
16,200         Pfizer Inc. ...................................               649
 1,300         *Wellpoint Health Networks ....................               123
                                                                        --------
                                                                           2,380
                                                                        --------

               HOME/OFFICE FURNISHINGS (0.7%)
 6,400         Newell Rubbermaid .............................               161
                                                                        --------

               HOMEBUILDING (0.6%)
 3,300         Pulte Homes, Inc. .............................             $ 141
                                                                        --------

               INDUSTRIAL (7.0%)
 2,850         *FMC Corp. ....................................               195
14,300         General Electric Co. ..........................               697
 5,600         ITT Industries, Inc. ..........................               248
 9,798         Tyco International Ltd. .......................               534
                                                                        --------
                                                                           1,674
                                                                        --------

               INSURANCE AGENTS (3.0%)
 3,000         Allstate Corp. ................................               132
 1,200         CIGNA Corp. ...................................               115
 3,800         MGIC Investment Corp. .........................               276
 5,000         Torchmark Corp. ...............................               201
                                                                        --------
                                                                             724
                                                                        --------

               MEDICAL PRODUCTS (1.0%)
 5,400         Pharmacia Corporation .........................               248
                                                                        --------

               OIL AND GAS (2.2%)
 2,100         Amerada Hess Corp. ............................               170
 5,800         *BJ Services ..................................               165
 5,250         Sunoco Inc. ...................................               192
                                                                        --------
                                                                             527
                                                                        --------

               PAPER & Related Products (0.9%)
 6,000         Boise Cascade Corp. ...........................               211
                                                                        --------

               RETAIL (0.8%)
 4,500         Federated Department Stores, Inc. .............               191
                                                                        --------

               SPECIALTY PRINTING (0.6%)
 5,200         Donnelley & Sons Co., R.R .....................               154
                                                                        --------

               TECHNOLOGY (18.3%)
 3,300         Adobe Systems Inc. ............................               155
 4,600         *BEA Systems Inc. .............................               141
 5,700         Beckman Coulter Inc. ..........................               233
 2,650         Boeing Co. ....................................               147
16,150         *Cisco Systems Inc. ...........................               294
 4,900         *Dell Computer Corp. ..........................               128
 4,650         EMC Corp. .....................................               135
 2,800         First Data Corp. ..............................               180
 5,000         Harris Corp. ..................................               136
12,650         Intel Corp. ...................................               370
 5,400         International Business Machines, Inc. .........               610
 2,600         *Lexmark International Group Inc., Cl A .......               175
 3,300         *Micron Technology, Inc. ......................               136
 9,550         *Microsoft Corp. ..............................               697
 7,000         *National Semiconductor .......................               204
                                                                        --------



Page 12                     See notes to financial statements





WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT JUNE 30, 2001 - (UNAUDITED)


NUMBER OF                                                               VALUE
SHARES                        SECURITY                                 (000'S)
------                        --------                                 -------
                         QUANTITATIVE EQUITY (continued)

 8,750         *Oracle Corp. .................................             $ 166
 2,950         *Scientific Atlanta Inc. ......................               120
 6,800         *Sun Microsystems Inc. ........................               107
 3,500         United Technologies Corp. .....................               256
   654         *Worldcom, Inc. ...............................                11
                                                                        --------
                                                                           4,401
                                                                        --------

               TELECOMMUNICATIONS (4.2%)
 3,700         Alltel Corp. ..................................               227
 1,800         *Comverse Technology Inc. .....................               103
 6,100         *JDS Uniphase Corp. ...........................                76
 9,000         SBC Communications ............................               361
16,350         Worldcom Inc. - Worldcom Group ................               232
                                                                        --------
                                                                             999
                                                                        --------

               TRANSPORTATION (1.8%)
 7,500         *Honeywell Inc. ...............................               262
 3,000         Union Pacific Corp. ...........................               165
                                                                        --------
                                                                             427
                                                                        --------

               WIRELESS COMMUNICATIONS (2.1%)
 9,500         Verizon Communications ........................               508
                                                                        --------

               TOTAL INVESTMENTS (100.0%)
                (Cost $23,714) ..............................             24,001

               OTHER ASSETS IN EXCESS
                  OF LIABILITIES (0.0%) .....................                 0
                                                                        --------

               TOTAL NET ASSETS (100.0%) ....................            $24,001
                                                                        ========

* Non-income producing security.




NUMBER OF                                                                 VALUE
SHARES                   SECURITY                                       (000'S)
------                   --------                                       -------

                                  INTERNATIONAL

               AUSTRALIA (4.8%)
 2,040         AMP Ltd. ......................................             $  23
 2,267         BHP Billiton Ltd. .............................                12
 2,415         BHP Billiton Ltd. (Deferred Shs) ..............                13
   700         Brambles Industries Ltd. ......................                17
 2,842         BRL Hardy Ltd. ................................                15
 5,502         *Fosters Brewing Group Ltd. ...................                15
 1,291         National Australia Bank, Ltd. .................                23
 2,069         News Corporation Ltd. .........................                19
 2,660         * Santos Ltd. .................................                 9
 7,461         Telstra Corp. .................................                20
 2,130         Westpac Banking ...............................                16
                                                                        --------
                                                                             182
                                                                        --------

               BELGIUM (0.6%)
   979         Fortis (B) ....................................                24
                                                                        --------

               DENMARK (0.6%)
 1,280         Danske Bank ...................................                23
                                                                        --------

               FINLAND (1.4%)
 2,436         Nokia .........................................                55
                                                                        --------

               FRANCE (13.5%)
   148         Air Liquide ...................................                21
 1,384         Alcatel .......................................                29
   283         *Altran Technologies SA .......................                13
   268         Assurances Generales de France ................                15
   408         Aventis .......................................                32
   550         Aventis SA ....................................                44
 1,358         AXA ...........................................                39
   388         BNP Paribas ...................................                34
   288         Carrefour Supermarche .........................                15
   456         Christian Dior ................................                17
   129         France Telecom SA .............................                 6
   285         L'Oreal .......................................                18
    55         *Peugeot ......................................                15
   626         Sanofi ........................................                41
   437         Schneider Electrical ..........................                24
   400         Sodexho .......................................                19
   155         *St. Gobain ...................................                21
   444         St Microelectronics ...........................                16
   437         Total Fina SA - B .............................                61
   130         Vinci SA ......................................                 8
   625         Vivendi Environment ...........................                26
                                                                        --------
                                                                             514
                                                                        --------

               GERMANY (6.5%)
   114         *Allianz AG ...................................                33
   402         Bayer AG ......................................                16
   702         Deutsche Bank AG ..............................                50


                       See notes to financial statements
                                                                        Page 13




WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT JUNE 30, 2001 - (UNAUDITED)

                            INTERNATIONAL (continued)


NUMBER OF                                                               VALUE
SHARES                        SECURITY                                 (000'S)
------                        --------                                 -------
   243         Deutsche Pfandbrief & Hypothekenbank ..........             $  16
   789         Deutsche Telekom NPV ..........................                18
   370         E.On AG .......................................                19
   247         Fresenius AG ..................................                17
   192         SAP AG - Vorzug ...............................                27
   500         *Schering AG ..................................                26
   388         Siemens AG ....................................                24
                                                                        --------
                                                                             246
                                                                        --------

               HONG KONG (2.1%)
 6,000         *Espirit Holdings Limited .....................                 7
13,500         Hong Kong & China Gas .........................                17
 3,000         Sung Hung Kai Properties ......................                27
 3,000         Swire Pacific Ltd `A' .........................                15
 3,000         Television Broadcasts Ltd. ....................                13
                                                                        --------
                                                                              79
                                                                        --------

               IRELAND (1.4%)
 3,339         Bank of Ireland ...............................                33
 1,196         CRH PLC .......................................                20
                                                                        --------
                                                                              53
                                                                        --------

               ITALY (2.8%)
 3,500         Ente Nazionale Idrocarburi ....................                43
 4,500         Telecom Italia Mobile .........................                23
 9,600         Unicredito Italiano SPA .......................                41
                                                                        --------
                                                                             107
                                                                        --------

               JAPAN (25.3%)
   300         Acom Co., Ltd. ................................                27
 1,000         Alps Electric Co. Ltd. ........................                 9
 2,000         Asahi Glass Co. Ltd. ..........................                17
 1,000         Canon Inc. ....................................                40
 1,000         Daikin Kogyo ..................................                19
     5         East Japan Railway ............................                29
 1,000         Fuji Heavy Industries .........................                 7
 1,000         Fuji Photo Film ...............................                43
   600         *Hitachi Capital Corp. ........................                14
 1,000         Honda Motor Co., Ltd. .........................                44
   300         Hoya Corp. ....................................                19
 8,000         Itochu ........................................                33
   300         Kyocera Corp. .................................                26
   200         Lawson Inc. ...................................                 7
 2,000         Matsushita Electric Industrial Co. ............                31
     4         *Mitsubishi Tokyo Financial Group, Inc. .......                33
     4         Mizuho Holdings Inc. ..........................                19
 2,000         *NEC Corporation ..............................                27
 3,000         *Nippon Mitsubishi Oil Corp. ..................                17
     7         Nippon Telegraph & Telephone Corp. ............                36
 4,000         Nissan Motor ..................................             $  28
 2,000         Nomura Securities Co. .........................                38
 4,000         *Ohbayashi Corp. ..............................                16
 5,000         *Osaka Gas Co. ................................                16
   500         Secom .........................................                28
 1,000         Shin-Etsu Chemical Co. ........................                37
   700         Sony Corp. ....................................                46
 9,000         *Sumitomo Mitsui Banking Corp. ................                74
 1,000         Takeda Chemical Industries ....................                47
 3,000         Teijin Limited ................................                17
 2,000         *Tokio Marine & Fire Insurance ................                19
 1,200         Tokyo Electric Power Co. ......................                31
 1,400         Toyota Motor Co. ..............................                49
 1,000         Yamato Transport Co. Ltd. .....................                21
                                                                        --------
                                                                             964
                                                                        --------

               NETHERLANDS (6.7%)
   714         *Aegon NV .....................................                20
   550         *ASML Holdings NV .............................                12
 2,438         CMG ...........................................                11
   465         DSM NV ........................................                16
 2,646         Elsevier NV ...................................                33
   739         Hagemeyer NV ..................................                14
 1,097         ING Groep NV ..................................                72
   999         *Koninklijke Ahold NV .........................                31
   825         *Koninklijke KPN NV ...........................                 5
   396         *Koninklijke Numico NV ........................                15
   358         Philips Electronics ...........................                10
   484         Vnu-Ver Ned Uitgev Ver Bezit ..................                17
                                                                        --------
                                                                             256
                                                                        --------

               PORTUGAL (0.5%)
 4,757         *Banco Comercial Portugues SA .................                18
                                                                        --------

               SINGAPORE (0.5%)
14,000         Keppel Land Limited ...........................                18
                                                                        --------

               SPAIN (1.6%)
 2,821         Banco Bilbao Vizcaya ..........................                36
 1,937         *Telefonica SA ................................                24
                                                                        --------
                                                                              60
                                                                        --------

               SWEDEN (1.5%)
   927         *Electrolux B .................................                13
 3,949         Ericsson LM-B .................................                22
 1,493         Svenska Handlesbanken A .......................                21
                                                                        --------
                                                                              56
                                                                        --------

               SWITZERLAND (8.5%)
   400         Adecco SA .....................................                19
    34         Ares Serono ...................................                34
   250         *Credit Suisse Group ..........................                41
                                                                        --------




                       See notes to financial statements

Page 14





WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT JUNE 30, 2001 - (UNAUDITED)

                            INTERNATIONAL (continued)


NUMBER OF                                                               VALUE
SHARES                        SECURITY                                 (000'S)
------                        --------                                 -------

     4         Julius Baer Holding AG ........................             $  15
   310         Nestle SA .....................................                66
 1,856         Novartis AG ...................................                67
   400         Roche Holding AG-Genusss ......................                29
    17         Swiss Reinsurance Co. .........................                34
    86         Swisscom AG ...................................                20
                                                                        --------
                                                                             325
                                                                        --------

               UNITED KINGDOM (22.2%)
   457         Astrazeneca ...................................                21
 2,295         BAA PLC .......................................                21
 9,766         BP PLC ........................................                80
 3,249         British American Tobacco PLC ..................                25
 1,523         *British Telecom PLC ..........................                10
 2,272         CGNU PLC ......................................                31
 1,150         Colt Telecom Group PLC ........................                 8
 5,111         *Compass Group PLC ............................                41
 3,116         Diageo PLC ....................................                34
 2,153         *Energis PLC ..................................                 6
 2,651         Glaxosmithkline PLC ...........................                74
 4,589         HSBC Holdings .................................                54
 1,129         Johnson Matthey Public Ltd. Co. ...............                17
 1,035         *Logica PLC ...................................                12
 1,282         Matalan PLC ...................................                 9
 5,208         *New Dixons Group PLC .........................                17
 1,232         *Reckitt & Colman .............................                18
 1,850         *Rio Tinto PLC - Reg ..........................                33
 2,038         Royal Bank of Scotland ........................                45
 8,428         Shell Transport & Trading .....................                70
 1,791         Southern Electric .............................                17
10,026         Tesco .........................................                36
 4,166         The National Grid Holdings ....................                31
42,692         Vodafone Group ................................                96
 3,720         WPP Group PLC .................................                37
                                                                        --------
                                                                             843
                                                                        --------

                TOTAL INVESTMENTS (100.5%)
                (Cost $4,406)                                              3,823
                                                                        --------

                LIABILITIES IN EXCESS OF
                        OTHER ASSETS (-0.5%)                                 (20)
                                                                        --------

                TOTAL NET ASSETS (100.0%)                                 $3,803
                                                                        ========


*  Non-income producing security.




--------------------------------------------------------------------------------

                               INTERNATIONAL FUND
                             INDUSTRY CONCENTRATIONS

% OF NET                                                                  VALUE
 ASSETS                                                                  (000'S)
 ------                                                                  -------

  27.4%        Financials ....................................            $1,043
  13.6%        Consumer Discretionary ........................               519
  11.4%        Health Care ...................................               433
   8.4%        Information Technology ........................               319
   8.1%        Industrials ...................................               309
   7.4%        Energy ........................................               280
   7.2%        Telecommunication Services ....................               272
   7.1%        Consumer Staples ..............................               271
   5.3%        Basic Materials ...............................               202
   4.6%        Utilities .....................................               175

 100.5%        Total Investments .............................             3,823
 -----                                                                     -----

  (0.5%)       Liabilities in Excess of
               Other Assets ..................................               (20)
 -----                                                                     -----
 100.0%        Total Net Assets ..............................             $3,803
 =====                                                                     ======

--------------------------------------------------------------------------------




                       See notes to financial statements


WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT JUNE 30, 2001 - (UNAUDITED)

PRINCIPAL
AMOUNT                                                                VALUE
(000'S)                            SECURITY                          (000'S)
-------                            --------                          -------

                                   CORE BOND

               LONG-TERM SECURITIES
               ASSET BACKED SECURITIES (1.3%)
                                        (Cost $1,546)
               CREDIT CARDS (1.3%)
 $1,535        Discover Card Master Trust I
               Series 1998-6, Class A
               5.850% Due 1/17/06 .............................           $1,562
                                                                        --------

               CORPORATE DEBENTURES (20.5%)
               BANKS/BROKER DEALERS (5.7%)
 1,000         Barclays Bank PLC
                 7.375% Due 12/15/49 (B)(D) ..................               993
 2,400         Den Norske Bank
                 7.729% Due 6/29/11 (B)(D) ...................             2,374
 1,450         JP Morgan Chase & Co. .........................
                  7.625% Due 1/15/03 .........................             1,510
 2,200         Standard Chartered Bank
                 8.000% Due 5/30/31 ..........................             2,236
                                                                        --------
                                                                           7,113
                                                                        --------

               FINANCE (5.5%)
    55         Aristar Inc.
                 6.000% Due 8/1/01 ...........................                55
   450         Associates Corp.
                 5.750% Due 11/1/03 ..........................               457
   350         Beneficial Corp.
                6.270% Due 1/9/02 ...........................               354
    50         Commercial Credit Corp.
                 6.875% Due 5/1/02 ...........................                51
   580         Dresdner Funding Trust I
                 8.151% Due 6/30/31 (B) ......................               587
 1,500         GMAC 6.650% Due 11/15/05 ......................             1,528
 1,000         HSBC Capital Funding LP
                 10.176% Due 12/31/49 ........................             1,231
   500         Merrill Lynch & Co.
                 6.150% Due 1/26/06 ..........................               504
 2,110         Morgan Stanley
                 5.625% Due 1/20/04 ..........................             2,123
                                                                        --------
                                                                           6,890
                                                                        --------

               INDUSTRIAL (3.5%)
 2,400         AOL Time Warner
               7.625% Due 4/15/31 ...............................         2,399
 700           Citizens Communications
               9.250% Due 5/15/11 ...............................           725
 1,200         Health Net Inc.
               8.375% Due 4/15/11 (B) ...........................         1,201
                                                                        --------
                                                                           4,325
                                                                        --------

              TELECOMMUNICATIONS (3.6%)
 1,000         MCI Worldcom Inc. 7.500% Due 5/15/11 ..........               973
 2,700         MCI Worldcom Inc.8.250% Due 5/15/31 ...........             2,638
                                                                        --------


$  850         Qwest Corp. 7.200% Due 11/1/04 ................             $ 876
                                                                        --------
                                                                           4,487
                                                                        --------

               UTILITIES (0.8%)
 1,000         Tampa Electric Co. 6.875% Due 6/15/12 .........               990
                                                                        --------

               YANKEE BONDS (1.4%)
   700         Abbey National Capital Trust 8.963% Due 12/29/49 (B)(D)       770
 1,000         Societe Generale Real Estate LLC 7.640% Due 12/29/49 (B)(D)   981
                                                                        --------
                                                                           1,751
                                                                        --------

               TOTAL CORPORATE DEBENTURES
                (Cost $25,533) ...............................            25,556
                                                                        --------
               U.S. GOVERNMENT
                   OBLIGATIONS (30.6%)
               U.S. TREASURY BONDS (1.5%)
   880         11.250% Due 2/15/15 ...........................             1,332
   510         6.250% Due 5/15/30 ............................               540
                                                                        --------
                                                                           1,872
                                                                        --------
               U.S. TREASURY NOTES (29.1%)
 4,110         4.625% Due 5/15/06 ............................             4,053
 2,055         5.000% Due 2/15/11 ............................             1,994
11,915         5.250% Due 8/15/03 ............................            12,135
 2,525         5.625% Due 5/15/08 ............................             2,577
 1,985         5.750% Due 11/15/05 ...........................             2,033
 8,340         5.875% Due 11/15/04 ...........................             8,625
 4,005         6.375% Due 6/30/02 ............................             4,100
   780         6.625% Due 5/15/07 ............................               838
                                                                        --------
                                                                          36,355
                                                                        --------

               TOTAL U.S. GOVERNMENT OBLIGATIONS
                 (Cost $38,369) ...............................           38,227
                                                                        --------

               MORTGAGE PASS THROUGH
               SECURITIES (37.6%)
               FEDERAL NATIONAL MORTGAGE
               ASSOCIATION (28.5%)
 1,165         Series 1999-28 Class PL 6.000% Due 2/25/13 ....             1,126
15,555         6.000% Due 7/1/16 - 7/1/31 (C) ................            15,195
 3,163         6.500% Due 12/1/14 ............................             3,179
 6,815         6.500% Due 7/1/16 - 7/1/31 (C) ................             6,758
 2,725         7.000% Due 7/1/31 (C) .........................             2,737
 2,744         7.500% Due 2/1/31 .............................             2,800
 3,190         7.500% Due 7/1/31 (C) .........................             3,244
   511         9.000% Due 11/1/10 ............................               541
                                                                        --------
                                                                          35,580
                                                                        --------

                       See notes to financial statements


Page 16


WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT JUNE 30, 2001 - (UNAUDITED)

PRINCIPAL
AMOUNT                                                                VALUE
(000's)                            Security                           (000's)
-------                            --------                           -------

                              CORE BOND (continued)

               GOVERNMENT NATIONAL MORTGAGE
               ASSOCIATION (6.5%)
$5,693         6.500% Due 2/15/24 - 10/15/24 .................            $5,652
 1,090         7.500% Due 9/15/07 ............................             1,130
 1,319         8.000% Due 9/15/17 - 11/15/17 .................             1,383
                                                                        --------
                                                                           8,165
                                                                        --------

               OTHER (2.6%)
 1,220         Chase Commercial Mortgage Securities Corp.
                    Series 1996-2 Class A2 6.900% Due 9/19/06.             1,255
 1,050         JP Morgan Commercial Mortgage Finance Corp.,
                    Series 1998-FL1
                    Class A3 6.613% Due 1/15/30 ..............             1,060
   915         PNC Mortgage Securities Corp. Series 2000-1 Class A2
                    7.610% Due 2/15/10 .......................              967
                                                                        --------
                                                                           3,282
                                                                        --------

               TOTAL MORTGAGE PASS
                  THROUGH SECURITIES (COST $46,838) ..........            47,027
                                                                        --------

               NON-MORTGAGE PASS
                THROUGH NOTES (7.6%)
               FEDERAL NATIONAL MORTGAGE
               ASSOCIATION (7.6%)
                  (Cost $9,637)
  9,275        6.625% Due 10/15/07 - 11/15/30 ................             9,533
                                                                        --------

               SHORT-TERM SECURITIES
               ASSET BACKED SECURITIES (11.0%)
               Credit Cards (1.4%)
    735        Bank America Master Card Credit
                 Trust Series 1998-6 Class A
                 5.130% Due 4/15/03 (A) .......................              736
  1,000        First Chicago Master Trust
                 Series 1999-X Class A
                 4.270% Due 6/15/05 (A) .......................            1,002
                                                                        --------
                                                                           1,738
                                                                        --------

               FINANCE (5.2%)
  2,315        Bear Stearns Co. Inc.
                   5.210% Due 3/28/03 (A) .....................            2,311
    750        FleetBoston Financial Corp.
                   4.910% Due 7/14/03 (A) .....................              744
    825        Household Finance Corp.
                    5.010% Due 3/27/02 (A) ....................              825
    685        Lehman Brothers Holdings Inc.
                    5.240% Due 4/4/03 (A) .....................              686
  1,220        Morgan Stanley Medium
                    Term Note Series C
                    4.758% Due 4/5/04 .........................            1,220
    650        Wells Fargo & Co.
                    4.369% Due 10/30/02 (A) ...................              651
                                                                        --------
                                                                           6,437
                                                                        --------

               REAL ESTATE INVESTMENT
               TRUST (REIT) (3.5%)
  $1,779       JP Morgan Commercial
                 Mortgage Corp. Series
                 2000-FL1 Class A
                 4.260% Due 4/15/10 (A)(B) .....................          $1,779
   2,600       Mall Asset Realty Trust
                 Series 1999-1 Class A
                 4.381% Due 12/13/01 (A)(B) ....................           2,601
                                                                        --------
                                                                           4,380
                                                                        --------

               TELECOMMUNICATIONS (0.9%)
   1,180       Verizon Global Funding
                4.386% Due 11/4/02 (B) .........................           1,180
                                                                        --------
               TOTAL ASSET BACKED SECURITIES
                (Cost $13,743) .................................          13,735
                                                                        --------

               GOVERNMENT AGENCY
               DISCOUNT NOTE
               FEDERAL NATIONAL MORTGAGE
                 ASSOCIATION (11.6%)
               (Cost $14,522)
  2,725        Discount Note Due 7/16/01 .......................           2,721
 11,821        Discount Note Due 7/18/01 .......................          11,801
                                                                        --------
                                                                          14,522
                                                                        --------
               Repurchase Agreement (2.5%)
                (Cost $3,079)
  3,079        SBC Warburg, LLC
                3.750% Due 7/2/01
                with maturity value of $3,080
                (Collateralized by $3,146 United
                States Treasury Bond
                9.875% Due 11/15/15) ...........................           3,079
                                                                        --------

                TOTAL INVESTMENTS (122.7%)
                  (Cost $153,267) ..............................         153,241

                LIABILITIES IN EXCESS OF
                 OTHER ASSETS (-22.7%) .........................         (28,303)
                                                                        --------
                TOTAL NET ASSETS (100.0%) ......................        $124,938
                                                                        ========


(A)     Adjustable rate security. Rate stated as of 6/30/01.
(B) SEC Rule 144A Security. Such security has limited markets and is traded among "qualified institutional buyers." These securities have been deemed liquid pursuant to guidelines established by the Board of Trustees.
(C)     When issued security.
(D)     Callable security.



                       See notes to financial statements



WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT JUNE 30, 2001 - (UNAUDITED)

PRINCIPAL
AMOUNT                                                                VALUE
(000's)                            Security                           (000's)
-------                            --------                           -------

                          INTERMEDIATE MUNICIPAL BOND

                     CALIFORNIA (3.3%)
        $65          California Education Facilities
                      Authority Revenue Refunding
                      Los Angeles College of
                      Chiropractic
                      4.700% Due 11/1/01 .........................           $65

        500          Sacramento County California
                      Sanitation District Financing
                      Authority Revenue Series A
                      5.200% Due 12/1/11 .........................           539

                     COLORADO (1.4%)
        100          Adams County Colorado School
                      District No. 12 Refunding Series D
                      General Obligation (MBIA Insured)
                      5.450% Due 12/15/06 ........................           108

        145          Westminster Colorado Multifamily
                     Revenue Refunding Housing
                     Oasis Wexford Apartments Project
                     5.350% Due 12/1/25 ..........................           151

                     CONNECTICUT (0.8%)
        100          Connecticut State Health &
                      Education Facilities Authority
                      Revenue Sacred Heart
                      University Series D
                      5.300% Due 7/1/02 ..........................           103

         50          Stratford Connecticut General
                      Obligation Bond (FGIC Insured)
                      7.000% Due 6/15/04 .........................            55

                     FLORIDA (2.6%)
        455           Pace Property Finance Authority
                      Florida Utility System Revenue
                      Refunding and Improvement
                      (AMBAC Insured)
                       5.100% Due 9/1/09 .........................           481

                     GEORGIA (5.4%)
        400          Georgia State Series D
                      General Obligation
                      6.700% Due 8/1/10 ..........................           470

        500          Savannah Georgia Economic
                      Development Authority College
                      of Art & Design Inc. Project
                      Revenue Bonds
                      5.800% Due 10/1/05 .........................           520




PRINCIPAL
AMOUNT                                                                VALUE
(000's)                            Security                           (000's)
-------                            --------                           -------

                    INTERMEDIATE MUNICIPAL BOND (continued)


                    ILLINOIS (10.1%)
    $1,000          Chicago Illinois O'Hare International
                      Airport Revenue Refunding -
                      2nd Lien Series C (MBIA Insured)
                      5.750% Due 1/1/09 ..........................        $1,090

       100         Cook & DuPage Counties, Illinois
                     Combined School District-B
                     (FGIC Insured)
                      4.069%* Due 12/1/05 ........................            84

       154         Illinois Health Facilities Authority
                     Revenue Unrefunded Series A
                     (MBIA Insured)
                     7.900% Due 8/15/03 ..........................          154

        500        University of Illinois
                     5.250% Due 10/1/06 ..........................           532

                   INDIANA (6.7%)
        785        Franklin Township Indiana School
                     Building Corp. Marion County
                     Refunding First Mortgage
                     (FGIC Insured)
                     5.250% Due 1/5/11 ...........................           827

        395         La Porte County Indiana General
                     Obligation (FGIC Insured)
                     5.000% Due 1/15/12 ..........................           405

                    IOWA (0.5%)
        100         Iowa Student Loan Liquidity
                      Corporation Student Loan Revenue-
                      Series 1992 A
                      6.450% Due 3/1/02 ..........................           102

                    KENTUCKY (0.5%)
        95          Dayton Kentucky Elderly Housing
                      Mortgage Revenue Speers Court
                      (FHA Insured)
                      5.350% Due 9/1/05 ..........................            99

                    LOUISIANA (8.3%)
        750         Louisiana State Office Facilities
                      Corporate Lease Revenue Capital
                      Complex Program (AMBAC Insured)
                      5.000% Due 5/1/12 ..........................           776

        630         New Orleans Louisiana Public
                      Improvement General Obligation
                      (FSA Insured)
                      7.200% Due 11/1/08 .........................           750


                       See notes to financial statements

Page 18







WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT JUNE 30, 2001 - (UNAUDITED)

PRINCIPAL
AMOUNT                                                                VALUE
(000's)                            Security                           (000's)
-------                            --------                           -------

                    INTERMEDIATE MUNICIPAL BOND (continued)


                    MARYLAND (0.6%)
        $100        MARYLAND STATE SINGLE
                      Family Mortgage
                      6.200% Due 4/1/04 ..........................          $104

                    MASSACHUSETTS (1.2%)
        205         Rail Connections Inc.
                     Massachusetts Revenue
                     Route 128 Parking
                     Garage Series A
                     5.125% Due 7/1/07 ...........................           217

                    Michigan (1.7%)
         40          Ferris State College Michigan
                     Special Obligation
                     7.500% Due 8/15/03 ..........................            41

        240         Michigan State Building Authority
                     Revenue Chippewa Correctional
                     Facilities Escrowed to Maturity
                     7.250% Due 10/1/04 ..........................           268

                    MINNESOTA (0.5%)
        100         St Paul Minnesota Port Authority
                    Commercial Development General
                    Revenue Refunding Fort Rd
                    Med/Irvine Pk-1
                    (Asset Guaranty Insured)
                    7.500% Due 9/1/02 ............................           100

                    NEBRASKA (5.7%)
        780         Lancaster County Nebraska Public
                    School District #1
                    5.000% Due 7/15/11 ...........................           809

        235         Nebraska Investment Finance
                    Authority Multi Family Revenue
                    Refunding Housing Wycliffe
                    West-Series A
                    5.500% Due 12/1/25 ...........................           245

                    NEVADA (0.6%)
        105         Nevada Housing Division Single
                    Family Program Senior Issue C-1
                    5.550% Due 10/1/02 ...........................           107

                    NEW JERSEY (3.1%)
        325         Arlington Arms Financing
                    Corporation New Jersey
                    Mortgage Revenue Arlington
                    Arms Apartments Section 8
                    (FHA Insured)
                    10.250% Due 3/1/25 ...........................           328

        $235        Gateway New Jersey Housing
                     Development Corporation
                     Revenue Multi Family Housing
                     Section 8 (FHA Insured)
                     10.500% Due 8/1/25 ..........................          $237

                    NEW YORK (0.6%)
        100         Hempstead Town New York
                     General Obligation Series B
                     (AMBAC Insured)
                     6.500% Due 1/1/12 ...........................           116

                    NORTH CAROLINA (5.4%)
        730          Charlotte North Carolina Water
                     & Sewer System Revenue
                     5.500% Due 6/1/12 ...........................           789

        200         Surry County North Carolina
                    Pollution Control Finance Authority
                    Weyerhaeuser Co. Project
                    9.250% Due 12/1/02 ...........................           209

                    OHIO (0.6%)
        100         Loveland Ohio School District
                    General Obligation
                    (AMBAC Insured)
                    6.650% Due 12/1/15 ...........................           107

                    OKLAHOMA (4.2%)
      1,625         Oklahoma County Oklahoma
                     Home Finance Authority Single
                     Family Refunding Subordinated
                     Mortgage Revenue Series B
                     4.056%* Due 7/1/12 ..........................           767

                    OREGON (2.5%)
        445          Oregon State Housing &
                    Community Services Mortgage
                    Revenue Single Family Mortgage
                    Program Series B
                    6.875% Due 7/1/28 ............................           459

                    RHODE ISLAND (5.7%)
      1,000           Rhode Island Housing & Mortgage
                    Finance Corporation Multi Family
                    Housing Revenue Series A
                    (AMBAC Insured)
                    5.700% Due 7/1/07 ............................         1,059


                       See notes to financial statements


                                                                       Page 19



WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT JUNE 30, 2001 - (UNAUDITED)

PRINCIPAL
AMOUNT                                                                VALUE
(000's)                            Security                           (000's)
-------                            --------                           -------

                    INTERMEDIATE MUNICIPAL BOND (continued)

                    SOUTH CAROLINA (0.4%)
        $70         Piedmont Municipal Power Agency
                     South Carolina Electric Revenue
                     Series A Escrowed to Maturity
                     (FGIC Insured)
                     6.125% Due 1/1/07 ...........................           $78

                    TEXAS (18.0%)
        500          Arlington Texas School District
                     General Obligation
                     5.000% Due 2/15/11 ..........................           515

        570         Edgewood Texas Independent
                     School District Public Facilities
                     Corporate Lease Revenue
                     4.700% Due 8/15/05 ..........................           575

        265         Lower Colorado River Authority
                     Texas Revenue Prerefunded
                     6.250% Due 5/1/07 ...........................           294

        500         Lower Colorado River Authority
                     Texas Revenue Refunding
                     Improvement (FSA Insured)
                     5.000% Due 5/15/12 ..........................           513

        400          San Antonio Texas
                      General Obligation
                      5.650% Due 2/1/13 ..........................           425

        455          San Antonio Texas
                      General Obligation
                      5.875% Due 2/1/15 ..........................           486

        500          Texas State Water Financial
                     Assistance Series A
                     General Obligation
                     5.200% Due 8/1/15 ...........................           508

                    UTAH (0.9%)
        150         Salt Lake City Utah Water
                    Conservancy District Revenue
                    Refunding Series A Escrowed to
                    Maturity (MBIA Insured)
                    10.875% Due 10/1/02 ..........................           158

                    VIRGINIA (0.0%)
        20          Virginia State Housing Development
                    Authority Multi Family Series A
                    9.650%* Due 11/1/17 ..........................             4

                    WASHINGTON (3.3%)
      $250          Lynnwood Washington Water &
                    Sewer Revenue Refunding
                    (FGIC Insured)
                    6.000% Due 12/1/07 ...........................          $277

       300          Washington State Non-Callable
                    Motor Vehicle Tax
                    General Obligation
                    6.200% Due 3/1/08 ............................           334

                    WISCONSIN (4.0%)
       300          Milwaukee County Wisconsin
                    Corporate Purpose Series A
                    General Obligation
                    5.625% Due 9/1/12 ............................           320

       385          Pulaski Wisconsin Community
                    School District Refunding General
                    Obligation (FSA Insured)
                    5.500% Due 3/1/11 ............................           415
                                                                         -------

                    TOTAL INVESTMENTS (98.6%)
                    (Cost $17,644) ...............................        18,175

                    OTHER ASSETS IN EXCESS
                       OF LIABILITIES (1.4%) .....................           265
                                                                         -------
                    TOTAL NET ASSETS (100.0%) ....................       $18,440
                                                                         =======



        *Indicates yield-to-maturity at June 30, 2001.




--------------------------------------------------------------------------------
                    WPG INTERMEDIATE MUNICIPAL BOND FUND
                    INDUSTRY CONCENTRATIONS

     % OF NET                                                VALUE
       ASSETS                                               (000'S)
       ------                                               -------

        39.7%                General Obligation              $7,310
        11.3%                Water/Sewer Utility              2,086
        11.0%                Multi-Family Housing             2,024
         7.1%                Annual Appropriation             1,307
         5.9%                Transportation                   1,090
         5.8%                Prerefunded                      1,060
         4.1%                Escrow-to-Maturity                 762
         3.7%                Education                          688
         3.6%                Single-Family Housing              670
         2.8%                Public Power                       513
         1.9%                Health Care                        354
         1.1%                Industrial Revenue Bond            209
         0.6%                Student Loans                      102

        98.6%                Total Investments               18,175
       -----                                                 ------
         1.4%                 Other Assets in Excess
                                     of Liabilities             265

       -----                                                 ------
       100.0%                Total Net Assets               $18,440
       =====                                                =======
--------------------------------------------------------------------------------


                       See notes to financial statements

Page 20




WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT JUNE 30, 2001 - (UNAUDITED)

PRINCIPAL
AMOUNT                                                                  VALUE
(000's)                            Security                             (000's)
-------                            --------                             -------


                            GOVERNMENT MONEY MARKET


               U.S. GOVERNMENT AGENCY
               OBLIGATIONS (83.2%)
               FEDERAL HOME LOAN BANK (29.2%)
$20,000        Discount Note Due 7/11/01 .....................           $19,977
20,000         Discount Note Due 7/20/01 .....................            19,962
15,000         Discount Note Due 7/25/01 .....................            14,953
20,000         Discount Note Due 7/27/01 .....................            19,947
20,000         Discount Note Due 8/3/01 ......................            19,912
20,000         Discount Note Due 8/13/01 .....................            19,909
                                                                         114,660

               FEDERAL HOME LOAN MORTGAGE
               CORPORATION (54.0%)
15,000         Discount Note Due 7/5/01 ......................            14,994
20,000         Discount Note Due 7/6/01 ......................            19,991
20,000         Discount Note Due 7/13/01 .....................            19,970
20,000         Discount Note Due 9/6/01 ......................            19,865
20,000         Discount Note Due 9/13/01 .....................            19,819
20,000         Discount Note Due 9/21/01 .....................            19,791
20,000         Discount Note Due 10/4/01 .....................            19,777
20,000         Discount Note Due 1/31/02 .....................            19,458
20,000         Discount Note Due 3/22/02 .....................            19,427
20,000         Discount Note Due 4/19/02 .....................            19,428
20,000         Discount Note Due 5/3/02 ......................            19,351
                                                                         211,871

               TOTAL U.S. GOVERNMENT AGENCY NOTES
                (Cost $ 326,531) .............................           326,531
                                                                        --------

               REPURCHASE AGREEMENTS (17.0%)
                (Cost ($66,803)
66,803         SBC Warburg, LLC
                 3.910% Due 7/2/01
                 with a maturity value of $66,825
                (collateralized by $68,111
                 United States Treasury Bond
                 9.875% Due 11/15/15) ........................           66,803
                                                                       --------

               TOTAL INVESTMENTS (100.2%)
                 (Cost $ 393,334) ............................          393,334

               LIABILITIES IN EXCESS OF OTHER
                ASSETS (-0.2%) ...............................             (796)
                                                                       --------

               TOTAL NET ASSETS (100.0%) .....................         $392,538
                                                                       ========

PRINCIPAL
AMOUNT                                                                  VALUE
(000's)                            SECURITY                             (000's)
-------                            --------                             -------

                             TAX FREE MONEY MARKET

                ARIZONA (1.5%)
 $500           Arizona Health Facility Authority
                 Revenue Arizona Healthcare
                 Pooled Finance
                 2.850% Due 6/1/30 (a) ........................             $500

  750           Maricopa County Arizona Unified
                 School District No 48 Scottsdale
                 School Improvement
                 6.750% Due 7/1/09 (b) ........................              768

1,960           Winslow Arizona Industrial
                 Development Authority
                 Hospital Revenue
                 9.500% Due 6/1/22 (b) ........................            2,140

                CALIFORNIA (0.4%)
1,000            Fairfield California Tax Revenue
                 Anticipation Notes
                 3.250% Due 6/30/02 ...........................            1,005

                COLORADO (5.7%)
3,500            Castle Pines North Colorado
                 Metro District Refunding
                 2.750% Due 12/1/28 (a) .......................            3,500

  600           Colorado Health Facilities Authority
                 Revenue The Visiting Nurse Corp.
                 3.500% Due 7/1/31 (a) ........................              600

1,320           Colorado Springs Colorado
                 Revenue Goodwill Industries
                 2.800% Due 2/1/07 (a) ........................            1,320

2,600           Denver Colorado City and County
                 Multi Family Housing Revenue
                 Ogden Residences Project
                 Series 1985
                 3.500% Due 12/1/09 (a) .......................            2,600

1,000           Dove Valley Metropolitan District
                 Arapahoe County Series B
                 4.400% Due 11/1/25 (a) .......................            1,000

  710           Summit County Colorado Recreational
                 Facilities Revenue Refunding
                 (Copper Mountain) Inc. Project
                 3.150% Due 4/1/17 (a) ........................              710

1,625           Summit County Colorado Recreational
                 Facilities Revenue Refunding
                 (Copper Mountain) Inc. Project
                 3.150% Due 4/1/17 (a) ........................            1,625


                       See notes to financial statements
                                                                       Page 21



WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT JUNE 30, 2001 - (UNAUDITED)

PRINCIPAL
AMOUNT                                                                  VALUE
(000's)                            Security                             (000's)
-------                            --------                             -------


                       TAX FREE MONEY MARKET (CONTINUED)

$1,420          University of Colorado Enterprise
                 System Series A
                 4.500% Due 6/1/02 ............................           $1,436

                FLORIDA (5.5%)
 6,435           Capital Trust Agency Florida
                 Multi Family Housing Revenue
                 Community Loan Program
                 2.830% Due 12/1/32 (a) .......................            6,435

   595          Florida Housing Finance Agency
                 Multi Family Housing Country
                 Club Apartments Jacaranda
                 Phase 1 Project
                 2.850% Due 12/1/07 (a) .......................              595

 1,400          Florida Housing Financial Agency
                 Multi Family Housing Town
                 Colony II Project Series 1985
                 2.750% Due 9/1/08 (a) ........................            1,400

 1,200          Orange County Florida Health
                 Finance Authority Revenue
                 Florida Hospital Association
                 Health Series A
                 2.850% Due 6/1/30 (a) ........................            1,200

 2,685          Pasco County Health
                 Facility Authority
                 2.925% Due 12/1/07 (a) .......................            2,685

                GEORGIA (2.0%)
   800           Cobb County Residential Care
                 Facilities for the Elderly Authority
                 Presbyterian Village Austell (A)
                 2.700% Due 8/1/15 (a) ........................              800

   900          De Kalb County Georgia
                 Development Finance Authority
                 Revenue America Cancer Society
                 2.700% Due 9/1/17 (a) ........................              900

   100          Fulton County Georgia Multi Family
                 Housing Authority Revenue
                 Holcombs Landing Apartments
                 2.800% Due 8/1/26 (a) ........................              100

   600          Gwinnett County Georgia
                 Development Authority Revenue
                 (Wesleyan School Project)
                 2.700% Due 3/1/17 (a) ........................              600

  $600          Gwinnett County Multi Family
                 Housing Revenue Post
                 Corners Project
                 2.650% Due 6/1/25 (a) ........................             $600

 1,490          Marietta Georgia Housing
                 Authority Multi Family Revenue
                 (Falls at Bells Ferry)
                 4.150% Due 1/15/09 (a) .......................            1,490

                IDAHO (0.5%)
 1,230           Idaho Health Facilities Authority
                 Revenue St. Luke's Regional
                 Medical Center Project
                 3.500% Due 5/1/22 (a) ........................            1,230

                ILLINOIS (9.1%)
  500            Belleville Illinois Industrial
                 Development Revenue
                 Watterau Inc. Project
                 2.800% Due 12/1/08 (a) .......................              500

  400           Illinois Development Finance
                 Authority Revenue
                 American Academy
                 2.800% Due 4/1/21 (a) ........................              400

2,200           Illinois Development Finance
                 Authority Educational Facilities
                 Revenue - Trinity International
                 University Project Series A
                 2.800% Due 10/1/30 (a) .......................            2,200

  800           Illinois Development Finance
                 Authority Industrial Development
                 Refunding Bond (Dart Container)
                 3.450% Due 8/1/25 (a) ........................              800

1,700           Illinois Development Finance
                 Authority Revenue - Casa
                 Central Padres Project
                 2.800% Due 8/1/26 (a) ........................            1,700

1,300           Illinois Development Finance
                 Authority Revenue Bonds (Dart
                 Container Corp)
                 2.900% Due 12/1/09 (a) .......................            1,300

  125           Illinois Health Facilities Authority
                 Revenue Northwestern Memorial
                 Hospital Series B
                 7.000% Due 8/15/01 (a) .......................              126


                       See notes to financial statements

Page 22







WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT JUNE 30, 2001 - (UNAUDITED)

PRINCIPAL
AMOUNT                                                                  VALUE
(000's)                            Security                             (000's)
-------                            --------                             -------


                       TAX FREE MONEY MARKET (CONTINUED)

 $300           Illinois Health Facilities Authority
                 Revenue Elmhurst Memorial
                 Health - B
                 3.400% Due 1/1/20 (a) ........................             $300

1,300           Illinois Health Facility Authority
                 Northwest Common Hospital
                 2.800% Due 7/1/25 (a) ........................            1,300

1,000           Kane County Illinois Community
                 Unit School #304 Geneva
                 City Securities
                 4.720% Due 10/30/01 ..........................            1,003

1,670           Oak Park Illinois Revenue Lone
                 Tree Area Girl Scout Project
                 2.800% Due 11/1/17 (a) .......................            1,670

3,567           Sangamon County Illinois
                 School District
                 4.500% Due 12/20/01 ..........................            3,580

2,300           Village of Troy Grove Illinois
                 (Unimin Corp.)
                 3.980% Due 5/1/10 (a) ........................            2,300

3,000           Winnebago & Boone Counties
                 Illinois School District No. 205
                 Educational Purpose Tax
                 Anticipation Warrants
                 5.160% Due 10/30/01 ..........................            3,006

                INDIANA (10.7%)
2,500            Avon Indiana Community School
                 Corp. Tax Anticipation Warrants
                 5.100% Due 12/31/01 ..........................            2,527

  960           Bartholomew County Indiana
                 Consolidated School Corp.
                 4.750% Due 1/1/02 ............................              960

1,000           Crawfordsville Indiana Multifamily
                 Housing - Autumn Woods
                 Phase II - A
                 2.840% Due 1/1/32 (a) ........................            1,000

1,000           Frankfort Indiana Economic
                 Development Revenue
                 Frito Lay Inc. Project
                 4.900% Due 11/1/14 (a) .......................            1,000

1,300           Indiana Health Facility Financing
                 Authority Revenue Bethesda
                 Living Center Series B
                 2.800% Due 8/1/31 (a) ........................            1,300


$3,400          Indiana Health Facilities Financing
                 Authority Revenue - Baptist
                 Homes of Indiana
                 2.770% Due 11/1/30 (a) .......................           $3,400

 1,300          Indiana State Educational Facilities
                 Authority Revenue University of
                 Evansville - B
                 3.100% Due 12/1/29 (a) .......................            1,300

 1,000          Indianapolis Indiana Economic
                 Development (Joint & Clutch
                 Series 1984)
                 3.170% Due 12/1/14 (a) .......................            1,000

   500          LaGrange Economic Development
                 Revenue Sealed Power Corp.
                 2.900% Due 10/1/15 (a) .......................              500

 2,000          Merrillville Indiana Community
                 School Corp. Temporary
                 Loan Warrants
                 3.750% Due 12/31/01 ..........................            2,002

 2,000          Northwest Allen County Indiana
                 School Tax Anticipation Warrants
                 3.750% Due 12/31/01 ..........................            2,002

 1,140          Pike Township Indiana School
                 Building Corp. Refunding
                 First Mortgage
                 4.500% Due 1/15/02 ...........................            1,148

 2,400          South Bend Indiana Community
                 School Corp. Bond
                 Anticipation Notes
                 5.200% Due 8/1/01 ............................            2,403

 1,600          Wawasee Community School
                 Corp. Indiana Tax
                 Anticipation Warrants
                 4.700% Due 12/31/01 ..........................            1,601

 1,600          Westfield-Washington Indiana
                 School District Tax
                 Anticipation Warrants
                 3.500% Due 12/31/01 ..........................            1,600

                IOWA (3.0%)
 2,000           Chillicothe Iowa Pollution Control
                 Revenue Iowa-Illinois Gas &
                 Electric Project
                 2.800% Due 1/1/23 (a) ........................            2,000




                       See notes to financial statements

                                                                       Page 23




WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT JUNE 30, 2001 - (UNAUDITED)

PRINCIPAL
AMOUNT                                                                  VALUE
(000's)                            Security                             (000's)
-------                            --------                             -------


                       TAX FREE MONEY MARKET (CONTINUED)


$1,400          Chillicothe Iowa Pollution Control
                 Revenue Mid-American Energy
                 2.800% Due 3/1/10 (a) ........................          $1,400

 1,800          Council Bluffs Iowa Pollution
                 Control Revenue Iowa - Illinois
                 Gas & Electric
                 2.800% Due 1/1/25 (a) ........................           1,800

 1,500          Iowa Higher Education Loan
                 Authority Revenue Maharishi
                 University of Management
                 2.800% Due 10/1/30 (a) .......................           1,500

                KANSAS (1.5%)
 1,186          Dodge City Kansas Temporary
                Notes Series B
                4.875% Due 9/1/01 .............................           1,186

   100          Kansas State Development
                 Finance Authority Village Shalom
                 Obligation Group BB
                 3.500% Due 11/15/28 (a) ......................             100

 2,000          Salina Kansas Central Mall
                (Salina Central Mall Dillard)
                 2.850% Due 12/1/14 (a) .......................           2,000

                KENTUCKY (1.8%)
   430          Elva - New Harmony - Oak Level
                 Kentucky Fire Protection District
                 2.930% Due 12/1/31 (a) .......................             430

 2,150          Fort Thomas Kentucky Industrial
                 Building Revenue
                 (Carmel Manor Project)
                 3.450% Due 10/1/14 (a) .......................           2,150

   490          Harvey Brewers Fire Protection
                 District Kentucky Lease Revenue
                 Program Series C2
                 2.930% Due 12/1/31 (a) .......................             490

   510          Henderson County Kentucky
                 Revenue Kentucky Hospital
                 Association Health Facilities
                 2.850% Due 12/1/30 (a) .......................             510

   490          Muhlenberg County Airport District
                 Development Area Financial Trust
                 2.930% Due 12/1/31 (a) .......................             490

                LOUISIANA (0.7%)
$1,600          Louisiana Public Facilities Authority
                 Revenue St. Martins
                 Episcopal School
                 2.800% Due 9/1/19 (a) ........................          $1,600

                MAINE (0.6%)
 1,400          Maine Health and Higher
                 Educational Facilities Authority
                 Piper Shore - B
                 3.000% Due 1/1/29 (a) ........................           1,400

                MARYLAND (3.2%)
 2,400          Howard County Maryland Revenue
                 Owen Brown Joint Venture Facility
                 2.850% Due 5/1/11 (a) ........................           2,400

   700          Maryland State Health & Higher
                 Educational Facilities Authority
                 Revenue Barnesville School Issue
                 2.700% Due 9/1/24 (a) ........................             700

   815          Maryland State Industrial
                 Development Authority Financing
                 Authority Revenue Baltimore
                 International Culinary
                 2.800% Due 5/1/24 (a) ........................             815

 1,900          Maryland State Industrial
                 Development Financing Economic
                 Development Revenue Johnson
                 Controls Inc.
                 3.000% Due 12/1/03 (a) .......................           1,900

 1,000          Prince Georges County Maryland
                 Housing Authority
                 Mortgage Revenue
                 4.500% Due 12/1/07 (b) .......................           1,008

                MICHIGAN (4.9%)
   910           Birmingham Michigan Economic
                 Development Corporation
                 Radnor Corp.
                 (Brown Street Project 83)
                 3.175% Due 12/1/18 (a) .......................             910

 1,600          Gogebic County Michigan
                 Ironwood Area Schools
                 State Aid Notes
                 3.400% Due 5/20/02 ...........................           1,603

 1,875          Lansing Michigan Economic
                 Development Corp (Atrium
                 Office Building)
                 3.650% Due 5/1/15 (a) ........................           1,875


                       See notes to financial statements

Page 24

WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT JUNE 30, 2001 - (UNAUDITED)

PRINCIPAL
AMOUNT                                                                  VALUE
(000's)                            Security                             (000's)
-------                            --------                             -------


                       TAX FREE MONEY MARKET (CONTINUED)


 $590           Leelanau County Michigan
                 Economic Development Corp.
                 Revenue (American Community
                 Mutual Insurance Co. Project)
                 3.000% Due 6/15/06 (a) .......................            $590

  600           Michigan State Job Development
                 Authority Revenue
                 (Kentwood Residence)
                 3.200% Due 11/1/14 (a) .......................             600

  420           Michigan State Strategic Fund
                 Limited Obligation Revenue
                 Refunding (Woodbridge
                 Commercial Properties)
                 3.250% Due 10/15/05 (a) ......................             420

1,300           Michigan State Strategic Fund Ltd.
                 Obligation Village at Muskegon
                 2.700% Due 8/15/34 (a) .......................           1,300

2,750           Oakland County Michigan
                 Economic Development
                 Corporation (Corners
                 Shopping Center)
                 3.600% Due 8/1/15 (a) ........................           2,750

  800           Sterling Heights Michigan
                 Economic Development Corp.
                 Limited Obligation Revenue
                 Sterling Shopping Center
                 2.800% Due 12/1/10 (a) .......................             800

                MINNESOTA (1.4%)
 1,000           Hutchinson Minnesota Economic Development
                 Authority Revenue Refunding
                 (Developers Diversified)
                 3.500% Due 8/15/06 (a) .......................           1,000

   956          International Falls Minnesota
                 Economic Development
                 Revenue (Developers
                 Diversified) Ltd. Project
                 4.900% Due 7/1/06 (a) ........................             956

  1,005         St. Paul Minnesota Port Authority
                 Industrial Development Revenue
                 - Minnesota Diversified
                 Industrial Project
                 2.860% Due 6/1/19 (a) ........................           1,005

                MISSISSIPPI (0.2%)
    $575         Desoto County Mississippi Industrial
                  Development Revenue (American
                  Soap Company Project)
                  3.980% Due 12/1/08 (a) ......................            $575

                MISSOURI (6.0%)
     500         Clayton Industrial Development
                 Authority Industrial Development
                 Revenue Refunding Bailey
                 Court Project
                 2.830% Due 1/1/09 (a) ........................             500

     750        Hannibal Missouri Individual
                 Development Authority Health
                 Facilities Revenue Hannibal
                 Regional Healthcare S
                 9.500% Due 3/1/22 (b) ........................             811

     550        Jackson County Missouri Industrial
                 Development Authority YMCA
                 Greater Kansas City Project A
                 3.650% Due 11/1/16 (a) .......................             550

   1,900        Joplin Missouri Industrial
                 Development Authority Hospital
                 Facilities Revenue Tri State Osteo
                 Hospital Association
                 8.250% Due 12/15/14 (b) ......................           1,976

   2,700        Kansas City Industrial Development
                 Authority Multi Family Housing
                 Revenue Cloverset
                 Apartments Project
                 3.150% Due 10/1/15 (a) .......................           2,700

     100        Kansas City Industrial Development
                 Authority Multi Family Housing
                 Revenue Refunding Aspen
                 Spring Apartments
                 2.800% Due 9/1/25 (a) ........................             100

   2,800        Kansas City Missouri Industrial
                 Development Authority Revenue
                 Bethesda Living Center Series A
                 2.770% Due 8/1/31 (a) ........................           2,800

   1,000        Missouri State Health &
                 Educational Facilities Authority
                 Pooled Hospital Loan Program
                 Series A
                 2.850% Due 8/1/29 (a) ........................           1,000



                       See notes to financial statements

                                                                       Page 25




WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT JUNE 30, 2001 - (UNAUDITED)

PRINCIPAL
AMOUNT                                                                  VALUE
(000's)                            Security                             (000's)
-------                            --------                             -------

                       TAX FREE MONEY MARKET (CONTINUED)


$1,900          Missouri State Health &
                 Educational Facilities Authority -
                 Kansas City Art Institute
                 3.650% Due 11/1/29 (a) .......................          $1,900

   100          Missouri State Health &
                 Educational Facilities Authority -
                 St. Louis University Series 99B
                 3.550% Due 10/1/24 (a) .......................             100

   900          St. Charles County Industrial
                 Development Authority Revenue
                 Sun River Village
                 2.780% Due 12/1/27 (a) .......................             900

                NEBRASKA (0.9%)
 1,100          Bellevue Nebraska Street
                 Improvement
                 4.700% Due 11/15/01 ..........................           1,100

                NEW JERSEY (0.6%)
1,410           New Jersey Health Care Facilities
                 Financing Authority Revenue
                 Riverwood Center Issue
                 Series A
                 9.900% Due 7/1/21 ............................           1,438

                NEW MEXICO (2.5%)
5,500           New Mexico State Hospital
                 Equipment Loan Council
                 Revenue Pooled Loan Program -
                 Series A
                 2.850% Due 6/1/20 (a) ........................           5,500

                NEW YORK (1.7%)
3,505           Albany New York Industrial
                 Development Authority Industrial
                 Development Revenue Vulcan
                 Investors 86-1Pj A
                 4.750% Due 7/1/06 (a) ........................           3,505

  300           New York State Refunding
                 General Obligation
                 7.500% Due 11/15/01 ..........................             305

                NORTH CAROLINA (1.4%)
 3,180          North Carolina Medical Care
                 Community Health Care Facility
                 Lutheran Services for Aging
                 2.750% Due 3/1/28 (a) ........................           3,180

                NORTH DAKOTA (0.4%)
$1,000            North Dakota Rural Water
                   Financial Corp. Public Projects
                   Construction Notes
                   5.250% Due 1/15/02 ..........................          $1,010

                 OHIO (6.5%)
 3,000            American Municipal Power -
                  Ohio Inc. Bond Anticipation Notes
                  Series B City of Bryan
                  5.000% Due 8/23/01 ...........................           3,001

   315          Buckeye Ohio Tax Exempt
                 Mortgage Bond Trust
                 4.860% Due 8/1/02 (a) ........................             315

   545          Clermont County Ohio Economic
                 Development Revenue (John
                 Q. Hammons Project)
                 3.300% Due 5/1/12 (a) ........................             545

   195          Franklin County Ohio Industrial
                 Development Revenue (GSW
                 Building Association Ltd.)
                 3.650% Due 11/1/15 (a) .......................             195

 2,390          Lakewood Ohio Hospital Revenue
                 (Hospital Improvement
                 Series 1983)
                 3.520% Due 11/1/10 (a) .......................           2,390

 2,010          Riverside Ohio Economic
                 Development Revenue
                 (Riverside Association Project)
                 3.600% Due 9/1/12 (a) ........................           2,010

 1,290          Riverside Ohio Economic
                 Development Revenue
                (Wright Point Association)
                3.600% Due 9/1/10 (a) ........................           1,290

   510        Stark County Ohio Health Care
                Facilities (Canton Christian Home)
                Project Series 90
                3.500% Due 9/15/16 (a) .......................             510

 1,800        Stark County Ohio Health Care
                Facilities (Canton Christian Home)
                Series 90
                3.600% Due 9/1/15 (a) ........................           1,800


                       See notes to financial statements

Page 26


WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT JUNE 30, 2001 - (UNAUDITED)

PRINCIPAL
AMOUNT                                                                  VALUE
(000's)                            Security                             (000's)
-------                            --------                             -------


                       TAX FREE MONEY MARKET (CONTINUED)

$400            Stark County Ohio Industrial
                 Development Revenue (Belpar
                 Professional Building)
                 3.400% Due 10/1/04 (a) .......................            $400

1,945           Stark County Ohio Industrial
                 Development Revenue
                 (Newmarket Packing Ltd.)
                 3.300% Due 11/1/14 (a) .......................           1,945

                OKLAHOMA (4.0%)
5,000           Oklahoma County Financial
                 Authority Revenue Oklahoma
                 County Housing Preservation
                 2.830% Due 1/1/33 (a) ........................           5,000

1,250            Tulsa County Oklahoma Industrial
                  Development Authority
                  Healthcare Revenue Laureate
                  Psychiatric Center
                  2.800% Due 12/15/08 (a) .....................           1,250

2,400            Tulsa Oklahoma Authority
                  Revenue Nvhf Tulsa County
                  Housing Fund Inc.
                  2.830% Due 10/1/32 (a) ......................           2,400

                 OREGON (0.7%)
1,300            Clackamas County Oregon
                  Hospital Facility Senior Living
                  Facility - Mary's Woods-C
                  2.800% Due 5/15/29 (a) ......................           1,300

  260            Port Morrow Oregon Pollution
                 Control Revenue Refunding
                 Idaho Power Co. Project
                 3.750% Due 2/1/27 (a) ........................             260

                 PENNSYLVANIA (3.6%)
 1,415           Allegheny County Pennsylvania
                  Industrial Development Authority
                  Revenue Bond Eye & Ear
                  Property Corporation
                  2.760% Due 2/1/15 (a) .......................           1,415

2,000            Allegheny County Pennsylvania
                  Refunding Series C-50
                  3.150% Due 5/1/27 (a) .......................           2,000

  200            Delaware County Pennsylvania
                  Authority College Revenue
                  Neumann College -Series B
                  2.800% Due 10/1/27 (a) ......................             200

 $300            Moon Township Pennsylvania
                  Industrial Development
                  Revenues Executive Office
                  Association Project
                  2.800% Due 11/1/12 (a) ......................             $300

3,000           Philadelphia Redevelopment
                 Authority Pennsylvania School
                 for the Deaf
                 2.950% Due 12/1/14 (a) .......................           3,000

1,185           South Fork Municipal Authority
                 Hospital Lee Hospital Project
                 Series B
                 2.760% Due 7/1/23 (a) ........................           1,185

                Tennessee (3.6%)
2,400            Franklin County Tennessee Health
                 & Educational Facilities Revenue
                 (University of the South Sewanee)
                 3.900% Due 9/1/10 (a) ........................           2,400

3,800           Knox County Tennessee Health
                 Education & Housing Facility
                 Tennessee Health Authority
                 Solutions Group Inc.
                 2.850% Due 5/1/29 (a) ........................           3,800

1,150           Knoxville Tennessee Industrial
                 Development Bond
                 Toys R Us Inc. Project
                 3.050% Due 5/1/14 (a) ........................           1,150

  770           Metropolitan Government of
                 Nashville & Davidson County
                 Tennessee Health & Education
                 Board Revenue - Franklin
                 Road Academy
                 2.700% Due 7/1/21 (a) ........................             770

                TEXAS (5.1%)
  700           Brazos Harbor Industrial
                 Development Corp. Industrial
                 Development Revenues
                 Badische Corp. Port
                 2.750% Due 12/1/13 (a) .......................             700

 2,090          Gulf Coast Waste Disposal
                 Authority Texas Revenues -
                 Armco Inc. Project
                 2.800% Due 12/1/08 (a) .......................           2,090




                       See notes to financial statements

                                                                       Page 27






WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT JUNE 30, 2001 - (UNAUDITED)

PRINCIPAL
AMOUNT                                                                  VALUE
(000's)                            Security                             (000's)
-------                            --------                             -------


                       TAX FREE MONEY MARKET (CONTINUED)


$2,100          Harris County Texas Multi Family
                 Housing Revenue (Country Scape Development)
                 3.175% Due 4/1/07 (a) ........................          $2,100

 2,415          Harris County Texas Multi Family
                 Housing Revenue
                (Greenhouse Development)
                 3.175% Due 4/1/07 (a) ........................           2,415

 1,650          Tarrant County Texas Housing
                 Financial Corporation Revenues
                 Multi Family Housing Revenue
                 Amherst Association
                 2.800% Due 12/1/07 (a) .......................           1,650

 2,650          Waxahachie Texas Industrial
                 Development Authority (Dart
                 Container Project Series 1985)
                 2.900% Due 4/1/06 (a) ........................           2,650

                VERMONT (0.9%)
 1,540           Vermont Educational & Health
                 Buildings Financing Agency
                 Revenues
                 2.750% Due 8/1/05 (a) ........................           1,540

  545           Vermont Industrial Development
                 Authority Hydroelectric Revenue
                 Bond Central Vermont Public
                 Services Corp.
                 2.850% Due 12/1/13 (a) .......................             545

               WISCONSIN (5.3%)
 1,000           Altoona Wisconsin School
                 District Tax Revenue
                 Anticipation Notes
                 4.690% Due 11/1/01 ...........................           1,000

 1,000         Kewaskum Wisconsin School
                 District Tax & Revenue
                 Anticipation Notes
                 4.700% Due 9/19/01 ...........................           1,000

 2,000          Pleasant Prairie Wisconsin Bond
                 Anticipation Notes - Series A
                 4.750% Due 12/1/01 (a) .......................           2,000

 2,900          Prairie Dusac Wisconsin Industrial
                 Development Revenue Milwaukee
                 Value Company Project-A
                 2.800% Due 11/1/01 (a) .......................           2,900


$1,300          Sheboygan Falls Wisconsin School
                 District Tax & Revenue
                 Anticipation Notes
                 4.700% Due 9/27/01 ...........................          $1,300

 1,300          Winneconne Wisconsin Community
                 School District Tax Revenue
                 Anticipation Notes
                 4.720% Due 10/30/01 ..........................           1,300

 2,400          Wisconsin State Health & Educational
                 Facilities Authority Revenue
                 Oakwood Series B
                 2.770% Due 8/15/30 (a) .......................           2,400

                WYOMING (0.4%)
  995            Cheyenne County Wyoming
                 Economic Development Revenue
                 Bonds (Holiday Inn)
                 3.450% Due 10/1/10 (a) .......................             995

                MULTI-STATE (4.2%)
 6,300           GAF Tax Exempt Bond Grantor
                 Trust Series A
                 3.850% Due 4/1/08 (a) (c) ....................           6,300

 1,550          Greystone Municipal Lease
                 Certificates Series A
                 2.850% Due 7/1/05 (a) (d) ....................           1,550

   800          Greystone Tax Exempt
                 Certificate Trust 1 Series
                 Certificates of Beneficial
                 Ownership
                 2.880% Due 5/1/28 (a) (e) ....................             800

   740          McDonald Tax-Exempt
                 Mortgage Trust #1
                 3.300% Due 1/15/09 (a) (f) ...................             742

                TOTAL INVESTMENTS (100.5%)
                 (Cost $223,613) ..............................         223,613

                LIABILITIES IN EXCESS OF
                 OTHER ASSETS (-0.5%) .........................          (1,199)

                TOTAL NET ASSETS (100.0%) .....................        $222,414

(a) Interest rate subject to change approximately every 1 to 397 days Principal payable on demand at periodic intervals at the fund's option.
(b)     Prerefunded
(c)     IN - 36%, TN - 64%
(d)     AL - 1.6%, CA - 9.5%, CO - 0.2%, CT - 0.2%, FL - 5.0%, GA - 5.1%, IL -
        1.3%, IN - 6.9%, KS - 0.1%, KY - 2.6%, MA - 0.9%, ME - 5.5%, MI - 7.5%,
        MN - 0.9%, NH - 3.9%, NJ - 17.3%, NY - 7.6%, OH - 3.8%, OK - 0.2%, PA -
        7.2%, SC -5.7%, TX - 6.5%, VA - 0.5%.
(e)     AK - 6.0%, FL - 9.1%, GA - 30.4%, KS - 4.5%, TN - 34.0%, VA - 16.0%
(f)     MI - 15%, OH - 70%, PA - 15%.



--------------------------------------------------------------------------------
                         WPG TAX FREE MONEY MARKET FUND
                             INDUSTRY CONCENTRATIONS

       % of Net                                                  Value
        Assets                                                  (000's)
        ------                                                  -------
        21.8%                   Industrial Revenue Bond ... $   48,821
        19.2%                   Health Care ...............     42,736
        13.6%                   Multi-Family Housing ......     30,220
        11.6%                   Cashflow Notes ............     25,715
        10.8%                   Not-for-Profit ............     24,040
         4.4%                   Asset Backed ..............      9,707
         4.0%                   Education .................      8,936
         3.8%                   Bond Anticipation Notes ...      8,504
         3.7%                   Pre-Refunded ..............      8,141
         3.5%                   General Obligation ........      7,785
         2.5%                   Investor Owned Utility ....      5,460
         1.1%                   Annual Appropriation ......      2,538
         0.5%                   Government ................      1,010
       ------                                               ----------
       100.5%                   Total Investments .........    223,613

        (0.5%)                  Liabilities in Excess
                                  of Other Assets .........     (1,199)
        -----                                               ----------
        100.0%                  Total Net Assets .......... $  222,414
        =====                                               ==========

                       See notes to financial statements


WEISS, PECK & GREER MUTUAL FUNDS
STATEMENTS OF ASSETS AND LIABILITIES AT JUNE 30, 2001 - (UNAUDITED)

                                                                                                    INTERMEDIATE           TAX FREE
                                                         LARGE CAP QUANTITATIVE                       MUNICIPAL  GOVERNMENT  MONEY
$ IN THOUSANDS                                    TUDOR   GROWTH     EQUITY  INTERNATIONAL CORE BOND    BOND   MONEY MARKET  MARKET
--------------                                    -----   ------     ------  ------------- ---------    ----   ------------  ------
     ASSETS
Investments at value # ......................... $72,725   $88,078   $24,001   $  3,823   $150,162   $ 18,175   $326,531   $223,613
Investments in Repurchase Agreements, at value #  14,744         0         0          0      3,079          0     66,803          0
Cash ...........................................       5         1        50          4          0         27          0         58
Receivable for investment securities sold ......   2,483         0       632          0     11,974          0          0         75

Receivable for Fund shares sold ................       0         0         0          0          0          5          0          0
Dividends and interest receivable ..............       4        30        23         12      1,289        329         22      1,754
Other assets ...................................       3         3         1          1          3          0         10          5
                                                 -------   -------   -------   --------   --------   --------   --------   --------
                                                  89,964    88,112    24,707      3,840    166,507     18,536    393,366    225,505
                                                 -------   -------   -------   --------   --------   --------   --------   --------


     LIABILITIES
Distributions payable ..........................       0         0         0          0        534         66        531        223
Cash overdraft .................................       0         0         0          0         26          0          0          0
Payable for investment securities purchased ....  10,554         0       637          0     40,936          0          0      2,715
Payable for Fund shares redeemed ...............      13         0         0          0          0          0          0          0
Accrued investment advisory fee payable - Note 5      60        56        15          5         28          6        173         92
Accrued administration fee payable - Note 5 ....       7         6         1          0          1          0          3          6
Accrued expenses ...............................      83        43        53         32         44         24        121         55
                                                 -------   -------   -------   --------   --------   --------   --------   --------
                                                  10,717       105       706         37     41,569         96        828      3,091
                                                 -------   -------   -------   --------   --------   --------   --------   --------
     NET ASSETS ................................  79,247    88,007    24,001      3,803    124,938     18,440    392,538    222,414
                                                 =======   =======   =======   ========   ========   ========   ========   ========

NET ASSETS REPRESENTED BY:
Shares of beneficial interest, at par ..........   1,602     3,058         6          6         13          2        393        222
Paid-in surplus ................................  69,475    65,358    23,640      5,207    162,661     17,915    394,150    222,222
Accumulated undistributed net investment income/
        (distributions in excess of
         net investment ........................     296        23      (144)       (46)        (1)       (28)         0          0
Undistributed realized gains on investments,
        futures, options and currencies/
        (Distributions in excess of realized
         gains on investments,
        futures, options and currencies) .......   1,527     1,515       212       (733)   (37,709)        20     (2,005)
Net unrealized appreciation/(depreciation) on
        investments, futures,
        options and currencies .................   6,347    18,053       287       (631)       (26)       531          0          0
                                                 -------   -------   -------   --------   --------   --------   --------   --------
NET ASSETS APPLIED TO OUTSTANDING SHARES .......  79,247    88,007    24,001      3,803    124,938     18,440    392,538    222,414
                                                 =======   =======   =======   ========   ========   ========   ========   ========

CAPITAL SHARES (AUTHORIZED SHARES UNLIMITED)
Outstanding (000's) ............................   4,805     3,058     6,455        592     13,099      1,756    392,817    222,436
                                                 =======   =======   =======   ========   ========   ========   ========   ========
Par Value ...................................... $ .33 1/3 $  1.00   $ 0.001   $   0.01   $  0.001   $  0.001   $  0.001   $  0.001
                                                 =======   =======   =======   ========   ========   ========   ========   ========
Net asset value per share ...................... $ 16.49   $ 28.78   $  3.72   $   6.42   $   9.54   $  10.50   $   1.00   $   1.00
                                                 =======   =======   =======   ========   ========   ========   ========   ========

# INVESTMENTS AT COST ..........................  81,122    70,025    23,714      4,406    153,267     17,644    393,334    223,613
                                                 =======   =======   =======   ========   ========   ========   ========   ========

UNREALIZED APPRECIATION/(DEPRECIATION): *
        Gross appreciation .....................  14,112    24,156     2,640        130        621        545          0          0
        Gross depreciation .....................  (7,765)   (6,103)   (2,353)      (761)      (647)       (14)         0          0
                                                 -------   -------   -------   --------   --------   --------   --------   --------
NET UNREALIZED APPRECIATION/(DEPRECIATION) .....   6,347    18,053       287       (631)       (26)       531          0          0
                                                 =======   =======   =======   ========   ========   ========   ========   ========



* Based on cost of securities for Federal Income tax purposes which does not differ from book cost. See notes to financial statements


                       See notes to financial statements


Page 30 & 31



WEISS, PECK & GREER MUTUAL FUNDS
STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2001 - (UNAUDITED)


                                                                                                   INTERMEDIATE            TAX FREE
                                                         LARGE CAP QUANTITATIVE                      MUNICIPAL  GOVERNMENT   MONEY
$ IN THOUSANDS                                    TUDOR   GROWTH     EQUITY  INTERNATIONAL CORE BOND   BOND    MONEY MARKET  MARKET
--------------                                    -----   ------     ------  ------------- ---------   ----    ------------  ------


INVESTMENT INCOME:
Dividends (net of withholding taxes) .......... $    87   $   428   $   105   $     41   $      0   $      0   $      0   $      0
Interest ......................................     189        60         0          0      3,553        468     11,004      4,531
Income from securities loaned - Note 4 ........       6         0         0          0          1          0          0          0
Class action litigation settlement ............     575         0         0          0          0          0          0          0
Other .........................................       0        19         0          0          0          0          0          3
                                                -------   -------   -------   --------   --------   --------   --------   --------
                                                    857       507       105         41      3,554        468     11,004      4,534
                                                -------   -------   -------   --------   --------   --------   --------   --------
EXPENSES:
Investment advisory fee - Note 5 ..............     369       354        93         12        352         44      1,037        609
Transfer agent fees and expenses ..............      64        33        20         17         21         17        110         38
Administration fees - Note 5 ..................      36        26         9          0          0          0         21         45
Custodian fees and expenses ...................      14        11        10         10         16          4         22         11
Fund accounting fees and expenses .............      18        20         6          3         28          8         91         53
Professional fees .............................      32        39        23         20         31         14         43         31
Trustees' fees and expenses ...................       8         8         7          7          8          7         10          8
Registration fees .............................       9         8         7          9          7          6         11         10
Shareholders' reports .........................       4         4         3          2          3          3          5          3
Other expenses ................................       8        10         4          3          7          4         16          8
                                                -------   -------   -------   --------   --------   --------   --------   --------
                                                    562       513       182         83        473        107      1,366        816
Less fees waived by advisor ...................       0         0         0          0       (178)       (29)         0          0
Less expenses paid indirectly - Note 7 ........      (1)        0        (1)        (1)        (2)        (2)        (2)        (4)
                                                -------   -------   -------   --------   --------   --------   --------   --------
                                                    561       513       181         82        293         76      1,364        812
                                                -------   -------   -------   --------   --------   --------   --------   --------
NET INVESTMENT INCOME/(LOSS) ..................     296        (6)      (76)       (41)     3,261        392      9,640      3,722
                                                -------   -------   -------   --------   --------   --------   --------   --------

REALIZED AND UNREALIZED GAIN/(LOSS) ON
        INVESTMENTS AND CURRENCIES:
        Net realized gain/(loss) on investments    (881)      758       290       (404)     3,336        100          9         (7)
        Net realized gain/(loss) on currencies        0         0         0        (34)         0          0          0          0
        Net change in unrealized appreciation/
                (depreciation) on investments .  (9,069)  (16,134)   (1,211)      (630)    (1,660)         0          0
        Net change in unrealized appreciation/
                (depreciation) on currencies ..       0         0         0         11          0          0          0          0
                                                -------   -------   -------   --------   --------   --------   --------   --------
        NET GAIN/(LOSS) ON INVESTMENTS
                AND CURRENCIES ................  (9,950)  (15,376)     (921)    (1,057)     1,676         75          9         (7)
                                                -------   -------   -------   --------   --------   --------   --------   --------

NET INCREASE/(DECREASE) IN NET ASSETS
        RESULTING FROM OPERATIONS .............  (9,654)  (15,382)     (997)    (1,098)     4,937        467      9,649      3,715
                                                =======   =======   =======   ========   ========   ========   ========   ========



See notes to financial statements



Page 32 & 33

WEISS, PECK & GREER MUTUAL FUNDS
STATEMENTS OF CHANGES IN NET ASSETS - (UNAUDITED)






                                                                                  LARGE CAP              QUANTITATIVE
                                                            TUDOR                 GROWTH                  EQUITY
                                                            -----                 ------                  ------

                                                         Six                   Six                     Six
                                                        Months    Year        Months      Year        Months       Year
                                                        Ended     Ended       Ended      Ended        Ended        Ended
$ in Thousands                                         6/30/01*  12/31/00    6/30/01*   12/31/00     6/30/01*     12/31/00
--------------                                         --------  --------    --------   --------     --------     --------

OPERATIONS:
Net investment income/(loss) ......................   $    296  ($    248) ($      6)  ($     41)   ($    76)   $      4
Net realized gain/(loss) on investments,
        options, and currencies ...................       (881)    18,185        758      18,168         290       9,101
Change in unrealized
        appreciation/(depreciation) on investments
        futures, options and currencies ...........     (9,069)   (23,006)   (16,134)   (20,450)      (1,211)    (13,231)
                                                      -------------------   --------------------      -------------------
NET INCREASE/(DECREASE) IN NET ASSETS
        RESULTING FROM OPERATIONS .................     (9,654)    (5,069)   (15,382)     (2,323)       (997)     (4,126)
                                                      -------------------   --------------------      -------------------

DISTRIBUTIONS TO SHAREHOLDERS:
        From net investment income ................          0          0          0           0           0         (42)
        From realized gains .......................          0    (13,369)         0     (15,215)          0      (6,061)
                                                      -------------------   --------------------      -------------------
NET DECREASE DUE TO DISTRIBUTIONS .................          0    (13,369)         0     (15,215)          0      (6,103)
                                                      -------------------   --------------------      -------------------

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST:
Received on issuance:
        Shares sold ...............................      9,025     46,724      2,079      14,229         446       2,833
        Distributions reinvested ..................          0     11,833          0      13,305           0       5,951
        Shares redeemed ...........................    (14,542)   (54,481)    (8,037)    (46,383)     (5,272)    (45,183)
                                                      -------------------   --------------------      -------------------
NET INCREASE/(DECREASE) FROM
        CAPITAL SHARE TRANSACTIONS ................     (5,517)     4,076     (5,958)    (18,849)     (4,826)    (36,399)
                                                      -------------------   --------------------      -------------------

TOTAL INCREASE/(DECREASE) IN NET ASSETS ...........    (15,171)   (14,362)   (21,340)    (36,387)     (5,823)    (46,628)

NET ASSETS:
Beginning of period ...............................     94,418    108,780    109,347     145,734      29,824      76,452
                                                      -------------------   --------------------      -------------------
End of period .....................................     79,247     94,418     88,007     109,347      24,001      29,824
                                                      ===================   ====================      ===================
Includes undistributed net
        investment income/(distributions
        in excess of net investment income) .......   $    296  $       0  $      23   $      29    ($   144)   ($    68)
                                                      ===================   ====================      ===================
Transactions in shares of the funds (in thousands):
        Sold ......................................        552      1,902         69         347         119         565
        Reinvestment of distributions .............          0        709          0         415           0       1,606
        Redeemed ..................................       (876)    (2,231)      (272)     (1,162)     (1,399)     (9,057)
                                                      -------------------   --------------------      -------------------
Net increase/(decrease) ...........................       (324)       380       (203)       (400)     (1,280)     (6,886)
                                                      ===================   ====================      ===================





                                                                                                                INTERMEDIATE
                                                                                                                  MUNICIPAL
                                                            INTERNATIONAL               CORE BOND                   BOND
                                                            -------------               ---------                   ----
$ in Thousands                                            Six                     Six                       Six
--------------                                           Months      Year        Months        Year        Months       Year
                                                         Ended       Ended       Ended        Ended        Ended        Ended
                                                        6/30/01*    12/31/00    6/30/01*     12/31/00     6/30/01*     12/31/00
                                                        --------    --------    --------     --------     --------     --------


OPERATIONS:
Net investment income/(loss) ......................    ($   41)   ($    88)   $   3,261    $   8,416    $    392    $       787
Net realized gain/(loss) on investments,
        options, and currencies ...................       (438)       (371)       3,336          608         100            (27)
Change in unrealized
        appreciation/(depreciation) on investments
        futures, options and currencies ...........       (619)     (1,604)      (1,660)       3,777         (25)           654
                                                       --------------------   ----------------------    ------------------------
NET INCREASE/(DECREASE) IN NET ASSETS
        RESULTING FROM OPERATIONS .................     (1,098)     (2,063)       4,937       12,801         467          1,414
                                                       --------------------   ----------------------    ------------------------

DISTRIBUTIONS TO SHAREHOLDERS:
        From net investment income ................          0           0       (3,262)      (8,416)       (392)          (787)
        From realized gains .......................          0         (48)           0            0           0              0
                                                       --------------------   ----------------------    ------------------------
NET DECREASE DUE TO DISTRIBUTIONS .................          0         (48)      (3,262)      (8,416)       (392)          (787)
                                                       --------------------   ----------------------    ------------------------

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST:
Received on issuance:
        Shares sold ...............................      2,034       9,320       17,525        8,813       3,342          2,117
        Distributions reinvested ..................          0          48        2,166        6,800         176            443
        Shares redeemed ...........................     (3,565)     (8,148)     (10,975)     (42,938)     (2,094)        (6,456)
                                                       --------------------   ----------------------    ------------------------
NET INCREASE/(DECREASE) FROM
        CAPITAL SHARE TRANSACTIONS ................     (1,531)      1,220        8,716      (27,325)      1,424         (3,896)
                                                       --------------------   ----------------------    ------------------------

TOTAL INCREASE/(DECREASE) IN NET ASSETS ...........     (2,629)       (891)      10,391      (22,940)      1,499         (3,269)

NET ASSETS:
Beginning of period ...............................      6,432       7,323      114,547      137,487      16,941         20,210
                                                       --------------------   ----------------------    ------------------------
End of period .....................................      3,803       6,432      124,938      114,547      18,440         16,941
                                                       ===================    ======================    =======================
Includes undistributed net
        investment income/(distributions
        in excess of net investment income) .......    ($  46)   ($     5)    ($      1)   $       0    ($    28)   ($       28)
                                                       ===================    ======================    =======================
Transactions in shares of the funds (in thousands):
        Sold ......................................       276         979         1,831          967         317            208
        Reinvestment of distributions .............         0           6           227          748          17             44
        Redeemed ..................................      (486)       (878)       (1,148)      (4,688)       (200)          (640)
                                                       --------------------   ----------------------    ------------------------
Net increase/(decrease) ...........................      (210)        107           910       (2,973)        134           (388)
                                                       ===================    ======================    =======================





                                                                                                                  TAX FREE
                                                                          GOVERNMENT                                MONEY
                                                                         MONEY MARKET                              MARKET
                                                                         ------------                              ------

OPERATIONS:
Net investment income/(loss) ......................         $     9,640            $    20,961           $   3,722    $   6,352
Net realized gain/(loss) on investments,
        options, and currencies ...................                   9                      0                  (7)           1
Change in unrealized
        appreciation/(depreciation) on investments
        futures, options and currencies ...........                   0                      0                   0            0
                                                              --------------------------------           -----------------------
NET INCREASE/(DECREASE) IN NET ASSETS
        RESULTING FROM OPERATIONS .................               9,649                 20,961               3,715        6,353
                                                              --------------------------------           -----------------------

DISTRIBUTIONS TO SHAREHOLDERS:
        From net investment income ................              (9,640)               (20,961)             (3,722)      (6,352)
        From realized gains .......................                   0                      0                   0            0
                                                              --------------------------------           -----------------------
NET DECREASE DUE TO DISTRIBUTIONS .................              (9,640)               (20,961)             (3,722)      (6,352)
                                                              --------------------------------           -----------------------

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST:
Received on issuance:
        Shares sold ...............................           1,909,242              2,874,024             536,045      947,738
        Distributions reinvested ..................               8,937                 20,650               3,454        6,214
        Shares redeemed ...........................          (1,901,329)            (2,891,443)           (525,989)    (862,562)
                                                              --------------------------------           -----------------------
NET INCREASE/(DECREASE) FROM
        CAPITAL SHARE TRANSACTIONS ................              16,850                  3,231              13,510       91,390
                                                              --------------------------------           -----------------------

TOTAL INCREASE/(DECREASE) IN NET ASSETS ...........              16,859                  3,231              13,503       91,391

NET ASSETS:
Beginning of period ...............................             375,679                372,448             208,911      117,520
                                                              --------------------------------           -----------------------
End of period .....................................             392,538                375,679             222,414      208,911
                                                              ================================           ======================
Includes undistributed net
        investment income/(distributions
        in excess of net investment income) .......         $         0            $         0           $       0    $       0
                                                              ================================           ======================
Transactions in shares of the funds (in thousands):
        Sold ......................................           1,909,243              2,874,038             536,045      947,727
        Reinvestment of distributions .............               8,937                 20,650               3,454        6,214
        Redeemed ..................................          (1,901,329)            (2,891,443)           (525,989)    (862,563)
                                                              --------------------------------           -----------------------
Net increase/(decrease) ...........................              16,851                  3,245              13,510       91,378
                                                              ================================           ======================


* Unaudited

                       See notes to financial statements


Page 34 & 35

WEISS, PECK & GREER MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS - (UNAUDITED)

1-ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION


     The following are open-end management investment companies registered under the Investment Company Act of 1940 (the "Act"):

        WPG Tudor Fund ("Tudor")
        WPG Large Cap Growth Fund ("Large Cap Growth")
            (formerly WPG Growth & Income Fund)
        Weiss, Peck & Greer Funds Trust ("WPG Funds Trust"):
          WPG Quantitative Equity Fund ("Quantitative Equity")
          WPG Core Bond Fund ("Core Bond")
          WPG Intermediate Municipal Bond Fund ("Intermediate Municipal Bond") WPG Government Money Market Fund ("Government Money Market")
          WPG Tax Free Money Market Fund ("Tax Free Money Market")
        Weiss, Peck & Greer International Fund ("International")

        Each fund is diversified.

Government Money Market and Tax Free Money Market are money market funds that seek to maintain continuous net asset values of $1.00. The following is a summary of the significant accounting policies followed by the funds in the preparation of the financial statements. These policies are in conformity with generally accepted accounting principles.

PORTFOLIO VALUATION
-------------------
   COMMON STOCK -- Securities listed or admitted to trading on a national securities exchange, including options, are valued at the last sale price, on such exchange, as of the close of regular trading on the New York Stock Exchange ("NYSE") on the day the net asset value calculation is made. Unlisted securities and listed securities for which there are no sales reported on the valuation date are valued at the mean between the most recent bid and asked prices.

   BONDS -- Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued by a pricing service which utilizes both dealer-supplied valuations and other techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices, exchanges or over-the-counter prices, when such valuations are believed to reflect the market value of such securities.

   MONEY MARKET FUNDS -- Securities are valued at amortized cost, in accordance with Rule 2a-7 of the Act, which has been determined by the Funds' Board of Trustees to approximate the fair value of the Fund's investments.

   SHORT-TERM SECURITIES (Other than the Money Market Funds) -- Securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value.

   FOREIGN SECURITIES -- Securities listed or admitted to trading on an international securities exchange, including options, are valued at the last sale price, at the close of the primary international exchange on the day the net asset value calculation is made. Unlisted securities and listed securities for which there are no sales reported on the valuation date are valued at the mean between the most recent bid and ask prices. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates each day.

   OTHER SECURITIES -- Other securities and assets for which market quotations are not readily available are valued at their fair value as determined, in good faith, by the Funds' Valuation Committee as authorized by the Funds' Board of Trustees.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME
---------------------------------------------
Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded utilizing the specific identification method. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Discounts on fixed income securities are accreted to interest income over the life of the security or until an applicable call date if sooner, with a corresponding increase in cost basis; premiums are amortized with a corresponding decrease in cost basis.

WEISS, PECK & GREER MUTUAL FUNDS

FEDERAL INCOME TAXES
--------------------
   The Funds intend to comply with the requirements of the Internal Revenue Code that pertain to regulated investment companies and to distribute all of their taxable income to their shareholders. No federal income tax or excise tax provision is required. As of December 31, 2000, the following funds had capital loss carryforwards:




        (in thousands)
                                           YEAR OF EXPIRATION
                                           ------------------
   FUND                       2001    2002    2003    2004    2005    2006    2007    2008
   ----                       ----    ----    ----    ----    ----    ----    ----    ----

   Core Bond                   --    13,822  20,113    753      --      --    6,170    --
   Government Money Market     --      --     2,014     --      --      --      --     --
   Tax Free Money Market        9      --         1      3       4       1        5    --
   Intermediate Municipal Bond --      --      --       --      --      --       19    55


DISTRIBUTION TO SHAREHOLDERS
----------------------------
DIVIDENDS FROM NET INVESTMENT INCOME -- Distributions are recorded on the ex-dividend date. Dividends from net investment income are declared and paid annually when available for the Tudor, Quantitative Equity, International Fund and the Large Cap Growth Fund. Dividends from net investment income are declared daily and paid monthly for the Core Bond, Intermediate Municipal Bond, Government Money Market and Tax Free Money Market Funds.

DISTRIBUTIONS FROM NET REALIZED GAINS -- Distributions from net realized gains are declared and paid by December 31 of the year in which they are earned. To the extent that net realized capital gains can be offset by capital loss carryovers, if any, it is the policy of the Funds not to distribute such gains.

The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as mortgage backed securities, net operating losses, deferral of wash sale losses, options and futures, and post-October losses.

REPURCHASE AGREEMENTS (TUDOR, CORE BOND, GOVERNMENT MONEY MARKET)
-----------------------------------------------------------------
It is each Funds' policy to take possession of securities or other assets purchased under agreements to resell. The securities purchased under agreements to resell are marked to market every business day to ensure that the value of the "collateral" is at least equal to the value of the loan, including the accrued interest earned thereon, plus sufficient additional market value as is considered necessary to provide a margin of safety.

FUTURES  (TUDOR, QUANTITATIVE EQUITY, INTERNATIONAL, CORE BOND)
-------  ------------------------------------------------------
A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash and/or securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Fund agrees to receive from, or pay to the broker, an amount of cash equal to the daily fluctuation in value of the contract. Such a receipt or payment is known as a "variation margin" and is recorded by each Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund is also required to fully collateralize futures contracts purchased. The Fund only enters into futures contracts which are traded on exchanges.

OPTIONS WRITING (TUDOR, LARGE CAP GROWTH, QUANTITATIVE EQUITY,
--------------------------------------------------------------
INTERNATIONAL, CORE BOND)
-------------------------

A Fund may write covered options to protect against adverse movements in the price of securities in the investment portfolio. When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call is exercised, the premium is added to the proceeds from the sale of the underlying securities or currencies in determining whether the Fund has realized a gain or loss. If a put is exercised, the premium reduces the cost basis of the securities or currencies purchased by the Fund. In writing an option, the Fund bears the market risk of

WEISS, PECK & GREER MUTUAL FUNDS
an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the selling or buying of a security or currency at a price different from the current market value. The Fund only enters into options which are traded on exchanges except for Tudor which can enter into non-exchange options with counterparties as authorized by the Board of Trustees.

FOREIGN SECURITIES (TUDOR, LARGE CAP GROWTH, INTERNATIONAL)
-----------------------------------------------------------
Certain risks result from investing in foreign securities in addition to the usual risks inherent in domestic investments. Such risks include future political, economic and currency exchange developments including investment restrictions and changes in foreign laws.

FORWARD CURRENCY CONTRACTS (TUDOR, LARGE CAP GROWTH, INTERNATIONAL)
-------------------------------------------------------------------
A Fund may enter into forward currency contracts. Such contracts may be utilized in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolios denominated in foreign currencies. Fluctuations in the value of the forward contracts are recorded for book purposes as unrealized gains or losses by the Fund. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar. Upon entering into such a contract, the Fund is required to segregate assets with its custodian at least equal to the value of the Fund's assets committed to fulfilling the forward currency contract.

FOREIGN CURRENCY TRANSACTIONS (TUDOR, LARGE CAP GROWTH, INTERNATIONAL)
---------------------------------------------------------------------
The books and records of each Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets or liabilities, denominated in foreign currencies, are translated into U.S. dollars at the exchange rates each day.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at year end, resulting from changes in the exchange rate.

USE OF ESTIMATES
----------------
Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ from these amounts.

2-SECURITIES TRANSACTIONS

   For the six months ended June 30, 2001, sales proceeds, cost of securities purchased, (other than short term investments and options written), total commissions and commissions received by Weiss, Peck & Greer ("WPG"), the Fund's investment advisor, Robeco Institutional Asset Management US Inc. ("RIAM") the International Fund's sub-advisor, or their affiliates, on such transactions were as follows:

WEISS, PECK & GREER MUTUAL FUNDS



                                                                              COMMISSIONS
                                  PROCEEDS        COST OF                     RECEIVED BY
(IN THOUSANDS)                  OF SECURITIES   SECURITIES     TOTAL          WPG, RIAM OR
                                   SOLD         PURCHASED    COMMISSIONS     THEIR AFFILIATES
                                   ----         ---------    -----------     ----------------

    Tudor                         $54,595         $52,128         $93             $6
    Large Cap Growth               32,603          26,848          56             10
    Quantitative Equity            17,560          12,649          24              1
    International                   3,160            ,647          7               0
    Core Bond                     386,933         392,173          0               0
    Intermediate Municipal Bond     5,171           6,177          0               0


3-SECURITIES LENDING (TUDOR, CORE BOND)
At June 30, 2001, the Tudor Fund loaned securities valued at $1,696,290. For collateral the Tudor Fund received a letter of credit from BNP Paribas in an amount equal to $2,000,000. For the six months ended June 30, 2001 the Tudor Fund and Core Bond Fund earned $5,747 and $748 in securities lending fees, net of custodian expenses, respectively.

4-FORWARD COMMITMENT SALES (CORE BOND)
The Core Bond Fund may enter into the sale of mortgage-backed securities on a forward commitment basis. Forward commitment sales are entered into prior to the announcement of the monthly paydown scheduled for a pool of mortgage-backed securities and delivery is made subsequent to the paydown. The Fund may choose to close out the transaction prior to the settlement date rather than make delivery of the underlying security. When the Fund enters into a forward commitment sale it records an unrealized gain or loss daily equal to the difference between the original value of the sale and the current market value. When the sale is completed, the gain or loss becomes realized.

5-INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
WPG serves as the Funds' investment advisor. The advisory fees of each Fund are as follows, and are paid monthly except for the International Fund which is paid quarterly:

        Tudor .90% of net assets up to $300 million .80% of net assets $300 million to $500 million .75% of net assets in excess of $500 million

        Large Cap Growth &    .75% of net assets
        Quantitative Equity

        International        .50% while net assets under $15 million .85% while
                              net assets $15 to $20 million 1.00% while net assets in excess of $20 million

        Core Bond            .60% of net assets up to $300 million .55% of
                              net assets $300 million to $500 million .50% of net assets in excess of $500 million

        Intermediate
        Municipal Bond        .00% while net assets under $17 million .50%
                              while net assets in excess of $17 million

        Government
          Money Market        .50% of net assets up to $500 million
                &             .45% of net assets $500 million to $1 billion
        Tax Free Money Market .40% of net assets $1 billion to $1.5 billion
                              .35% of net assets in excess of $1.5 billion

WEISS, PECK & GREER MUTUAL FUNDS

Pursuant to authority granted under its Investment Advisory Agreement with the International Fund, WPG has selected Robeco Institutional Asset Management US Inc. ("RIAM") as sub-advisor to the International Fund. Pursuant to a sub-advisory agreement, RIAM has overall responsibility for the management of the International Fund's assets invested in non-US securities. Both RIAM and WPG are subsidiaries of Robeco Groep N.V., a Dutch public limited liability company.

Each Fund has entered into an Administration Agreement with WPG. For the period January 1, 2001 through April 30, 2001 WPG was entitled to receive the following fees based upon a percentage of average daily net assets: Tudor 0.06%, Large Cap Growth 0.03%, Quantitative Equity 0.05%, International 0.00%, Core Bond 0.00%, Intermediate Municipal Bond 0.00%, Government Money Market 0.01%, and Tax Free Money Market 0.04%. As of May 1, 2001 WPG is entitled to receive the following fees based upon a percentage of average daily net assets: Tudor 0.10%, Large Cap Growth 0.09%, Quantitative Equity 0.07%, Tax Free Money Market 0.03%. The fee for all of the other Funds remained the same.

6-DISTRIBUTION PLAN (CORE BOND)
The Trust has adopted a plan of Distribution (the "Plan") under Section 12 (b) of the 1940 Act and Rule 12b-1 thereunder. The Fund may pay up to 0.25% of its average daily net assets under any one agreement but is limited to an aggregate of 0.05% of its average annual net assets for activities primarily intended to result in the sale of its shares.

For the six months ended June 30, 2001, expenses incurred under the Plan were $149.

Under the terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.

7-CUSTODIAN FEES
Each Fund has entered into an expense offset agreement with its custodian wherein it receives credit toward the reduction of custodian fees whenever there are uninvested cash balances. For the six months ended June 30, 2001 the Funds' custodian fees and related offset were as follows:


                                        CUSTODIAN       OFFSET
                                          FEE           CREDIT
                                          ---           ------
        Tudor                           $13,943           $757
        Large Cap Growth                 10,438            467
        Quantitative Equity               9,588          1,187
        International                     9,990            773
        Core Bond                        15,852          2,139
        Intermediate Municipal Bond       4,140          2,019
        Government Money Market          22,439          2,089
        Tax Free Money Market            11,359          4,034


The Funds could have invested their cash balances elsewhere if they had not agreed to a reduction in fees under the expense offset agreement with their custodian.

8-SUBSEQUENT EVENT
TERMINATION OF FUND

Due to significant redemptions, the Trustees of the International Fund approved the liquidation of the Fund at the quarterly meeting held July 25, 2001. The Fund will be terminated on September 28, 2001.

WEISS, PECK & GREER MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

(for the years ended December 31 except for 2001
      which is for the six months ended June 30)




$ PER SHARE


                                NET      TOTAL                  DISTRI-
                             REALIZED    INCOME/                BUTIONS
           NET       NET        AND      (LOSS)     DIVIDENDS   FROM             NET                NET
           ASSET     INVEST- UNREALIZED   FROM        FROM       NET            ASSET            ASSETS AT
           VALUE AT  MENT     GAINS OR  INVESTMENT    NET      REALIZED  TOTAL  VALUE AT           END OF
           BEGINNING INCOME  (LOSSES) ON OPERA-    INVESTMENT   CAPITAL  DISTRI- END OF    TOTAL   PERIOD
           OF PERIOD (LOSS)  SECURITIES  TIONS       INCOME     GAINS   BUTIONS PERIOD    RETURN  ($000'S)
           ----------------  ----------  -----       ------     -----   ------- ------    ------  --------

TUDOR
2001*   $   18.41$   0.06   ($1.98)    ($1.92)     $ 0.00     $ 0.00   $ 0.00  $ 16.49   (10.43%)$ 79,247
2000        22.91    0.00    (1.50)     (1.50)       0.00      (3.00)   (3.00)   18.41    (5.20)   94,418
1999        15.74    0.00     9.88       9.88        0.00      (2.71)   (2.71)   22.91    63.26   108,780
1998        21.90   (0.02)   (4.86)     (4.88)       0.00      (1.28)   (1.28)   15.74   (22.01)   86,817
1997        23.28    0.06     2.46       2.52        0.00      (3.90)   (3.90)   21.90    11.11   166,459
1996        22.95   (0.14)    4.41       4.27        0.00      (3.94)   (3.94)   23.28    18.82   181,370


2001*       33.60   (0.01)   (4.81)     (4.82)       0.00       0.00     0.00    28.78   (14.35)   88,007
2000        39.88    0.01    (0.94)     (0.93)       0.00      (5.35)   (5.35)   33.60    (1.68)  109,347
1999        40.64    0.14     4.91       5.05       (0.16)     (5.65)   (5.81)   39.88    12.68   145,734
1998        35.11    0.26     9.38       9.64       (0.26)     (3.85)   (4.11)   40.64    27.51   160,698
1997        29.32    0.24    10.30      10.54       (0.24)     (4.51)   (4.75)   35.11    36.27   117,146
1996        26.02    0.24     6.11       6.35       (0.39)     (2.66)   (3.05)   29.32    24.42    82,937


2001*        3.86   (0.01)   (0.13)     (0.14)       0.00       0.00     0.00     3.72    (3.63)   24,001
2000         5.23    0.00    (0.42)     (0.42)      (0.94)     (0.95)    3.86    (7.32)            29,824
1999         5.79    0.02     0.73       0.75       (0.03)     (1.28)   (1.31)    5.23    13.90    76,452
1998         5.84    0.05     1.46       1.51       (0.06)     (1.50)   (1.56)    5.79    26.71    73,884
1997         5.89    0.08     1.42       1.50       (0.08)     (1.47)   (1.55)    5.84    25.47    96,055
1996         6.85    0.16     1.13       1.29       (0.15)     (2.10)   (2.25)    5.89    18.51   102,450


2001*        8.02   (0.08)   (1.52)     (1.60)       0.00       0.00     0.00     6.42   (19.95)    3,803
2000        10.54    0.03    (2.49)     (2.46)       0.00      (0.06)   (0.06)    8.02   (23.32)    6,432
1999         9.25    0.01     2.71       2.72        0.00      (1.43)   (1.43)   10.54    29.83     7,323
1998        10.15    0.00     1.65       1.65        0.00      (2.55)   (2.55)    9.25    16.28     6,375
1997        10.29    0.01     0.29       0.30       (0.01)     (0.43)   (0.44)   10.15     2.89     8,555
1996        11.01   (0.07)    0.57       0.50       (0.04)     (1.18)   (1.22)   10.29     4.64    13,161









          RATIOS (A)



                   RATIO OF
     RATIO OF   NET INVESTMENT
     EXPENSES    INCOME/(LOSS)   PORTFOLIO
     TO AVERAGE  TO AVERAGE   TURNOVER
     NET ASSETS  NET ASSETS      RATE
     ----------  ----------      ----

Tudor
2001      1.37%     0.73%   136.0%
2000      1.28     (0.22)    84.0
1999      1.37     (0.37)   139.4
1998      1.28     (0.22)   143.6
1997      1.24     (0.44)   106.3
1996      1.25     (0.57)   105.4


Large Cap Growth
2001      1.09     (0.01)    57.8
2000      1.01     (0.03)    78.2
1999      1.03      0.40     68.1
1998      1.04      0.71     64.6
1997      1.06      0.88     69.6
1996      1.15      1.50     75.8


Quantitative Equity
2001      1.46     (0.60)   100.7
2000      1.23      0.02    106.6
1999      1.08      0.24     95.6
1998      1.06      0.49     89.4
1997      1.03      1.03     77.7
1996      0.95      1.52     60.8



International
2001      3.43     (1.87)    67.4
2000      2.38     (1.16)   120.5
1999      3.50     (1.70)   125.4
1998      2.35      0.06     98.8
1997      1.89      0.02     55.1
1996      1.71      0.31     85.2


WEISS, PECK & GREER MUTUAL FUNDS
FINANCIAL HIGHLIGHTS
(for the years ended December 31 except for 2001
          which is for the six months ended June 30)



$ PER SHARE


                                NET      TOTAL                  DISTRI-
                             REALIZED    INCOME/                BUTIONS
           NET       NET        AND      (LOSS)     DIVIDENDS   FROM             NET                NET
           ASSET     INVEST- UNREALIZED  FROM        FROM       NET            ASSET            ASSETS AT
           VALUE AT  MENT     GAINS OR  INVESTMENT    NET      REALIZED  TOTAL  VALUE AT           END OF
           BEGINNING INCOME  (LOSSES) ON OPERA-    INVESTMENT   CAPITAL  DISTRI- END OF    TOTAL   PERIOD
           OF PERIOD (LOSS)  SECURITIES  TIONS       INCOME     GAINS   BUTIONS PERIOD    RETURN  ($000'S)
           ----------------  ----------  -----       ------     -----   ------- ------    ------  --------

CORE BOND
2001*      $ 9.40   $0.26    $ 0.14     $ 0.40     ($0.26)    $ 0.00   ($0.26)  $ 9.54    4.32%  $124,938
2000         9.07    0.60      0.33       0.93      (0.60)      0.00    (0.60)    9.40   10.66    114,547
1999         9.64    0.56     (0.57)     (0.01)     (0.56)      0.00    (0.56)    9.07   (0.12)   137,487
1998         9.34    0.54      0.30       0.84      (0.54)      0.00    (0.54)    9.64    9.26    139,463
1997         9.19    0.51      0.15       0.66      (0.51)      0.00    (0.51)    9.34    7.37    108,443
1996         9.38    0.64     (0.29)      0.35      (0.54)      0.00    (0.54)    9.19    3.85    120,804

INTERMEDIATE MUNICIPAL BOND
2001*       10.44    0.23      0.06       0.29      (0.23)      0.00    (0.23)   10.50    2.76     18,440
2000        10.05    0.46      0.39       0.85      (0.46)      0.00    (0.46)   10.44    8.73     16,941
1999        10.55    0.44     (0.50)     (0.06)     (0.44)      0.00    (0.44)   10.05   (0.54)    20,210
1998        10.45    0.45      0.14       0.59      (0.47)     (0.02)   (0.49)   10.55    5.72     25,341
1997        10.14    0.47      0.31       0.78      (0.47)      0.00    (0.47)   10.45    7.85     23,508
1996        10.20    0.48     (0.06)      0.42      (0.48)      0.00    (0.48)   10.14    4.20     15,214

GOVERNMENT MONEY MARKET
2001*        1.00    0.02      0.00       0.02      (0.02)      0.00    (0.02)    1.00    2.35    392,538
2000         1.00    0.06      0.00       0.06      (0.06)      0.00    (0.06)    1.00    5.74    375,679
1999         1.00    0.04      0.00       0.04      (0.04)      0.00    (0.04)    1.00    4.45    372,448
1998         1.00    0.05      0.00       0.05      (0.05)      0.00    (0.05)    1.00    4.80    428,443
1997         1.00    0.05      0.00       0.05      (0.05)      0.00    (0.05)    1.00    4.76    207,817
1996         1.00    0.04      0.00       0.04      (0.04)      0.00    (0.04)    1.00    4.56    152,786

TAX FREE MONEY MARKET
2001*        1.00    0.02      0.00       0.02      (0.02)      0.00    (0.02)    1.00    1.53    222,414
2000         1.00    0.04      0.00       0.04      (0.04)      0.00    (0.04)    1.00    3.71    208,911
1999         1.00    0.03      0.00       0.03      (0.03)      0.00    (0.03)    1.00    2.80    117,520
1998         1.00    0.03      0.00       0.03      (0.03)      0.00    (0.03)    1.00    3.05    131,268
1997         1.00    0.03      0.00       0.03      (0.03)      0.00    (0.03)    1.00    3.23    130,083
1996         1.00    0.03      0.00       0.03      (0.03)      0.00    (0.03)    1.00    3.14    117,423






                    RATIOS (A)

                            RATIO OF
              RATIO OF    NET INVESTMENT
              EXPENSES    INCOME/(LOSS) PORTFOLIO
             TO AVERAGE    TO AVERAGE   TURNOVER
             NET ASSETS    NET ASSETS    RATE
             ----------    ----------    ----
CORE BOND
2001*      $    0.50%        5.88%      611.3%
2000            0.50         6.58       509.0
1999            0.50         5.98       531.2
1998            0.50         5.71       684.9
1997            0.86         5.56       330.3
1996            0.81         5.87       333.1

INTERMEDIATE MUNICIPAL BOND
2001*           0.82         4.70        57.4
2000            0.81         4.58        23.8
1999            0.85         4.32        83.2
1998            0.85         4.23        45.7
1997            0.85         4.55        39.8
1996            0.85         4.72        44.4

GOVERNMENT MONEY MARKET
2001*           0.66         4.65         N/A
2000            0.68         5.59         N/A
1999            0.70         4.36         N/A
1998            0.73         4.62         N/A
1997            0.81         4.68         N/A
1996            0.83         4.48         N/A

TAX FREE MONEY MARKET
2001*        0.67            3.06         N/A
2000         0.70            3.67         N/A
1999         0.76            2.76         N/A
1998         0.75            3.01         N/A
1997         0.74            3.17         N/A
1996         0.72            3.10         N/A







 *   Unaudited
(A)  Ratios for 2001 are annualized

WEISS, PECK & GREER MUTUAL FUNDS
FINANCIAL HIGHLIGHTS (for the years ended December 31
     except for 2001 which is for the six months ended June 30)

         The Advisor agreed to reimburse other operating expenses and not to impose its full fee for certain periods. Had the Advisor not so agreed, and had the Funds not received a custody fee earnings credit, the total return would have been lower and the net investment income/(loss) per share, ratio of expenses to average net assets and ratio of net income to average net assets would have been:

                                     RATIO OF
                                     NET
                                     RATIO OF        INVESTMENT
                                     EXPENSES        INCOME/(LOSS)
                                     TO AVERAGE      TO AVERAGE
                                     NET ASSETS      NET ASSETS
                                     ----------      ----------

        QUANTITATIVE EQUITY
                2001                   1.47%          (0.61%)
                2000                   1.24%           0.01%
                1998                   1.07%           0.48%

        INTERNATIONAL
                2001                   3.46%          (1.90%)
                2000                   2.42%          (1.20%)
                1999                   3.66%          (1.75%)
                1998                   2.38%           0.03%
                1997                   1.92%          (0.01%)
                1996                   1.76%           0.26%

        CORE BOND
                2001                   0.81%           5.57%
                2000                   0.79%           6.29%
                1999                   0.81%           5.67%
                1998                   0.89%           5.32%

        INTERMEDIATE MUNICIPAL BOND
                2001                   1.16%           4.36%
                2000                   1.04%           4.35%
                1999                   1.08%           4.09%
                1998                   1.06%           4.02%
                1997                   1.15%           4.25%
                1996                   1.01%           4.56%

        TAX FREE MONEY MARKET
                1998                   0.76%           3.00%





For the Tudor, Large Cap Growth, Government Money Market Funds custody fee earnings credit had an effect of less than 0.01% per share on the above ratios. The custody fee earnings credit had an effect of less than 0.01% on the above ratios in 1996, 1997 and 1999 for the Quantitative Equity Fund, in 1996 and 1997 for the Core Bond Fund, and in 1996, 1997, 1999, 2000 and 2001 for the Tax Free Money Market Fund.





                       See notes to financial statements

                      This page intentionally left blank.

                              WEISS, PECK & GREER



                     ONE NEW YORK PLAZA, NEW YORK, NY 10004

INDEPENDENT TRUSTEES AND MEMBERS
OF AUDIT COMMITTEE
Raymond R. Herrmann, Jr.                William B. Ross
Lawrence J. Israel                      Robert A. Straniere
Graham E. Jones


OFFICERS

ROGER J. WEISS
  Chairman of the Board and Trustee - all funds
  President - Weiss, Peck & Greer International Fund
WALTER PRENDERGAST
  President - WPG Tudor Fund
RONALD M. HOFFNER
  Executive Vice President and Treasurer - all funds
JOSEPH J. REARDON
  Vice President and Secretary - all funds
STEVEN M. PIRES
  Assistant Vice President - all funds
A. ROY KNUTSEN
  President - WPG Large Cap Growth Fund
C. LENNIS KOONTZ
  Vice President - WPG Large Cap Growth Fund
DANIEL S. VANDIVORT
  President - WPG Funds Trust
FRED HERRMAN
  Vice President - WPG Quantitative Equity Fund
DAVID E. BYRKET
  Vice President - WPG Quantitative Equity Fund
R. SCOTT RICHTER
  Vice President - WPG Intermediate Municipal  Bond Fund
JANET A. FIORENZA
 Vice President - WPG Tax Free Money Market Fund
S. BLAKE MILLER
  Vice President - WPG Intermediate Municipal Bond Fund
SID BAKST
  Vice President - WPG Core Bond Fund



INVESTMENT ADVISOR
Weiss, Peck & Greer, LLC
One New York Plaza
New York, NY  10004

CUSTODIAN
Boston Safe Deposit and Trust Company
One Exchange Place
Boston, MA  02109

DIVIDEND DISBURSING AND
TRANSFER AGENT
PFPC Inc.
P.O. Box 60448
King of Prussia, PA  19406-0448

LEGAL COUNSEL
Hale and Dorr
60 State Street
Boston, MA  02109


This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein is to be considered an offer of sale or solicitation of an offer to buy shares of the Weiss, Peck & Greer Funds. Such offering is made only by prospectus, which includes details as to offering and other material information. Shares of the Weiss, Peck & Greer Funds are distributed by PFPC Distributors, Inc., 3200 Horizon Drive, King of Prussia, PA 19406.